UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  9/30/2016

Item 1.  Reports to Stockholders.

Annual Report 9/30/2016 OppenheimerFunds® The right way to invest Oppenheimer International Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/16

	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	9.95%	2.85%	5.07%
Class A Shares of the Fund with Sales Charge	4.73	1.85	4.56
Citigroup Non-U.S. Dollar World Government Bond Index	12.61	0.24	3.94
J.P. Morgan Government Bond Index - Emerging Markets Global Diversified	17.06	0.06	5.52
J.P. Morgan Emerging Markets Bond Index Global Diversified	16.20	7.75	7.73
Reference Index	14.83	1.64	5.08

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 9.95% during the reporting period, underperforming the Reference Index (the “Index”), a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J.P. Morgan Government Bond Index – Emerging Markets Global Diversified, and 20% of the J.P. Morgan Emerging Markets Bond Index Global Diversified, which returned 14.83%.

MARKET OVERVIEW

It was a volatile reporting period for fixed-income markets. Central Bank policy was a major focus this reporting period, with statements and actions from the Federal Reserve (the “Fed”), Bank of Japan (“BoJ”), European Central Bank (“ECB”), and more fueling movements in markets and government bond yields.

The final months of 2015 were a turbulent time for various asset classes. The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. The Fed finally hiked interest rates 0.25% in December 2015, but did not raise rates for the remainder of the reporting period. Early 2016 seemed to pick up where 2015 left off; with heightened volatility fueled by the three usual suspects: global economic slowdown in China, oil and Fed uncertainty.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3       OPPENHEIMER INTERNATIONAL BOND FUND

Following the United Kingdom’s vote to leave the European Union (commonly known as “Brexit”) in June 2016, risk markets were hit hard for two days before quickly rallying. During the rally, government bond yields approached all-time yield lows. U.S. Treasury yields hit record lows in early July and failed to sell off after a much stronger-than-expected payrolls report. In mid-July, rates sold off globally with 10-year German yields turning positive for the first time in several months.

Central banks disappointed in early July with the Fed and BoJ mostly on hold. Fed Chair Janet Yellen and others were hawkish at its annual policy symposium at Jackson Hole, which raised expectations for a September hike which did not materialize as data softened. As the September BoJ meeting approached, expectations rose that they would invoke policies aimed to steepen their yield curve, which reverberated throughout developed market bond markets.

FUND REVIEW

The Fund invests in three major risk categories, or levers – interest rates (typically government bonds), currencies, and credit (corporate bonds and other fixed-income instruments containing credit risk). All three areas produced positive absolute results, but the Fund underperformed the Index due largely to under allocation to foreign exchange. The Fund has remained about half benchmark weight in currencies through much of the reporting period as the dollar weakened against many currencies particularly in the first quarter of 2016.

In rates, the Fund’s underweight position relative to the Index to negative yielding government bonds in Europe and Japan detracted from performance. However, our exposure to Brazil and other emerging markets performed positively as rates rallied in those jurisdictions.

Currencies contributed positively to the Fund on an absolute basis, but underperformed relative to the Index. In this area, our underweight exposure versus the Index to the Japanese yen and the euro detracted from performance, as these currencies fared well for the overall period. An underweight position in emerging market local currencies also hurt the Fund’s performance versus the Index, particularly over the first half of the reporting period. On the positive side, our underweight position in the British pound benefited the Fund versus the Index. Going into the Brexit vote, the Fund already had an underweight position to the currency, which fell sharply after Brexit.

In credit, the Fund’s emerging market exposure contributed positively to performance. European credit detracted from performance during the reporting period, while Brazilian credit positions were additive.

4       OPPENHEIMER INTERNATIONAL BOND FUND

STRATEGY & OUTLOOK

Macroeconomic conditions remain stable and range-bound, a state we do not foresee changing over the next several quarters. In such an environment, we expect broadly for developed market rates to remain low and stable, while some of the higher-yielding emerging markets could see lower policy and market interest rates. A single Fed hike is not likely to undermine this paradigm, but would likely generate volatility that would allow for rotation into solid assets at more attractive valuations.

We continue to like emerging market interest rates, European credit, emerging market corporates, and select emerging market currencies. We remain cautious and underweight developed market interest rates, particularly Japanese and German government bonds where negative interest rates continue to make those countries unattractive.

We still believe there is risk that the dollar may have another bout of strength should expectations for tighter U.S. monetary policy materialize, therefore we remain about half benchmark weight foreign exchange (“FX”) positions. Our currency positions remain concentrated in the euro, Japanese yen, and select emerging markets. Developed market FX should remain range bound, as the Fed cannot sustain a much stronger U.S. dollar. We remain underweight the pound sterling as the government’s response to Brexit has hardened. We think a “hard Brexit” will be a substantial negative to growth and would likely produce poor real investment outcomes for the nation. This is particularly true as the skills gap between the U.K. and peripheral Europe has declined in recent years.

Our emerging market currency exposure is focused on those countries where we receive the best carry in relation to volatility. The Indian rupee, Indonesian rupiah, and Brazilian real are amongst those currencies in which we hold positions. Those countries we see as having overvalued foreign exchange rates include Australia, New Zealand and South Africa.

In interest rates, we remain overweight countries where we currently find attractive rates and believe central banks are likely to cut interest rates such as Brazil and India. We are also overweight Indonesian rates. We believe Indonesian rates should benefit from a change in tax policy that is helping repatriation of assets, which is improving market technicals. We continue to avoid Japanese rates as we see risk/reward highly skewed to the downside. We also remain significantly underweight German rates as well. We have reduced exposure to Mexico given risks to assets around the U.S. election and weaker fundamentals.

In credit, we continue to like select emerging market credit as the search for yield and a stable global growth environment should allow for their additional yield spread to be additive to performance. As the ECB continues to purchase corporate bonds and interest rates remain low, we see European credit

5       OPPENHEIMER INTERNATIONAL BOND FUND

as an attractive alternative to negative and near-zero government bond yields in much of the euro area.

Hemant Baijal Portfolio Manager	Christopher Kelly Portfolio Manager

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Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

United Kingdom	12.5%
Brazil	10.0
United States	8.7
Mexico	7.4
India	6.3
Italy	5.2
Indonesia	4.8
Spain	4.4
France	4.2
South Africa	2.8

Portfolio holdings and allocation are subject to change. Percentages are as of September 30, 2016, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	9.95%	2.85%	5.07%
Class B (OIBBX)	6/15/95	8.96	1.99	4.55
Class C (OIBCX)	6/15/95	8.97	2.08	4.31
Class I (OIBIX)	1/27/12	10.45	2.65*	N/A
Class R (OIBNX)	3/1/01	9.70	2.49	4.68
Class Y (OIBYX)	9/27/04	10.42	3.12	5.39

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	4.73%	1.85%	4.56%
Class B (OIBBX)	6/15/95	3.96	1.64	4.55
Class C (OIBCX)	6/15/95	7.97	2.08	4.31
Class I (OIBIX)	1/27/12	10.45	2.65*	N/A
Class R (OIBNX)	3/1/01	9.70	2.49	4.68
Class Y (OIBYX)	9/27/04	10.42	3.12	5.39

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/16
Class A	2.99%
Class B	2.38
Class C	2.40
Class I	3.58
Class R	2.89
Class Y	3.39

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for

8       OPPENHEIMER INTERNATIONAL BOND FUND

the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 9/30/16 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the Citigroup Non-U.S. Dollar World Government Bond Index, J. P. Morgan Government Bond Index – Emerging Markets Global Diversified, the J. P. Morgan Emerging Markets Bond Index Global Diversified, and the Fund’s Reference Index. The Citigroup Non-U.S. Dollar World Government Bond Index is an index of fixed rate government bonds with maturities of one year or longer. The J. P. Morgan Government Bond Index is a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The J. P. Morgan Emerging Markets Bond Index tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The Fund’s Reference Index is a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the J. P. Morgan Government Bond Index, and 20% of the J. P. Morgan Emerging Markets Bond Index. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800. CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9       OPPENHEIMER INTERNATIONAL BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	April 1, 2016	September 30, 2016	September 30, 2016
Class A	$1,000.00	$1,066.60	$5.28
Class B	1,000.00	1,060.90	9.26
Class C	1,000.00	1,061.00	9.21
Class I	1,000.00	1,069.00	3.00
Class R	1,000.00	1,065.40	6.58
Class Y	1,000.00	1,067.90	4.04

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.90	5.16
Class B	1,000.00	1,016.05	9.06
Class C	1,000.00	1,016.10	9.01
Class I	1,000.00	1,022.10	2.94
Class R	1,000.00	1,018.65	6.43
Class Y	1,000.00	1,021.10	3.95

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2016 are as follows:

Class	Expense Ratios
Class A	1.02%
Class B	1.79
Class C	1.78
Class I	0.58
Class R	1.27
Class Y	0.78

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2016

		Principal Amount	Value
Asset-Backed Securities—1.5%
Avoca CLO VIII Ltd., Series VIII-X, Cl. E, 4.112%, 10/15/23[1]	EUR	12,700,000	$12,747,844
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.356%, 11/15/23[1]	EUR	7,931,617	8,419,933
Bancaja Fondo de Titulizacion, Series 10, Cl. A2, 0.000%, 5/22/50[1]	EUR	5,328,936	5,911,180
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.362%, 7/24/23[1]	EUR	9,500,000	10,413,428
CVC Cordatus Loan Fund IV Ltd., Series 4X, Cl. E, 5.90%, 1/24/28[1]	EUR	5,000,000	5,493,603
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 3.662%, 1/25/23[1]	EUR	12,082,113	12,095,488
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.299%, 12/14/22[1]	EUR	11,856,645	11,874,326
Jubilee CLO 2015-XVI BV, Series 2015-16X, Cl. E, 5.25%, 12/15/29[1]	EUR	3,750,000	3,935,999
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 3.612%, 7/24/23[1]	EUR	3,088,154	3,289,590
TDA Ibercaja Fondo de Titulizacion de Activos, Series 6, Cl. A, 0.002%, 11/25/51[1]	EUR	3,343,033	3,598,214
Theseus European CLO SA, Series 2006-1X, Cl. E, 3.808%, 8/27/22[1]	EUR	10,000,000	11,212,746
Total Asset-Backed Securities (Cost $95,050,459)			88,992,351
Mortgage-Backed Obligations—2.7%
Alba plc, Series 2007-1, Cl. C, 0.669%, 3/17/39[1]	GBP	14,470,552	16,068,551
Capital Mortgage Srl, Series 2007-1, Cl. B, 0.000%, 1/30/47[1]	EUR	8,000,000	4,899,486
Eurosail plc, Series 2007-5X, Cl. A1A, 1.149%, 9/13/45[1]	GBP	12,354,699	14,661,711
Fondo de Titulizacion de Activos UCI 16, Series 16, Cl. B, 0.000%, 6/16/49[1]	EUR	10,600,000	6,693,842
Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0.000%, 1/15/50[1]	EUR	2,850,763	2,553,024
Hipocat 7 Fondo de Titulizacion de Activos, Series HIPO-7, Cl. C, 0.105%, 7/15/36[1]	EUR	3,668,339	3,230,421
IM Pastor 4 Fondo de Titulizacion de Activos:
Series 4, Cl. A, 0.000% , 3/22/44[1]	EUR	21,176,771	19,431,151
Series 4, Cl. B, 0.000% , 3/22/44[1]	EUR	3,000,000	1,465,871
Ludgate Funding plc, Series 2007-1, 0.000%, 1/1/61	GBP	207,500,000	8,753,283
Lusitano Mortgages No. 4 plc, Series 4, Cl. C, 0.258%, 9/15/48[1]	EUR	3,308,556	2,521,854
Magellan Mortgages No. 4 plc, Series 4, Cl. A, 0.000%, 7/20/59[1]	EUR	1,511,310	1,449,890
Mansard Mortgages plc:
Series 2006-1X, Cl. B1, 1.628%, 10/15/48[1]	GBP	3,634,932	3,913,723
Series 2007-2X, Cl. M2, 2.382%, 12/15/49[1]	GBP	17,175,000	20,313,371
Newgate Funding:
Series 2006-2, Cl. CB, 0.148%, 12/1/50[1]	EUR	4,623,840	4,118,095
Series 2007-2X, Cl. BB, 0.000%, 12/15/50[1]	EUR	6,158,364	5,378,460
Series 2007-2X, Cl. CB, 0.138%, 12/15/50[1]	EUR	4,242,428	3,574,928
Series 2007-3X, Cl. D, 3.382%, 12/15/50[1]	GBP	5,577,863	6,674,321

12       OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Paragon Secured Finance No 1 plc, Series 1, Cl. A, 0.786%, 11/15/35[1]	GBP	8,500,525	$10,598,127
ResLoC UK plc, Series 2007-1X, Cl. A3B, 0.542%, 12/15/43[1]	GBP	5,326,681	6,239,119
RMAC Securities No 1 plc:
Series 2006-NS1X, Cl. M1C, 0.000%, 6/12/44[1]	EUR	3,330,872	3,292,472
Series 2006-NS4X, Cl. M1C, 0.000%, 6/12/44[1]	EUR	5,784,637	5,630,555
Rural Hipotecario I Fondo de Titulizacion Hipotecaria, Series 6, Cl. C, 0.655%, 10/17/36[1]	EUR	2,276,853	2,027,624
Southern Pacific Financing plc, Series 2005-B, Cl. D, 1.09%, 6/10/43[1]	GBP	6,017,811	5,811,434
Total Mortgage-Backed Obligations (Cost $179,086,779)			159,301,313
Foreign Government Obligations—51.9%
Argentina—1.9%
Argentine Republic Sr. Unsec. Bonds:
2.50%, 12/31/38[1]		8,000,000	5,720,000
6.625%, 7/6/28[2]		16,665,000	17,664,900
7.125%, 7/6/36[2]		16,390,000	17,414,375
7.50%, 4/22/26[2]		7,000,000	7,917,000
7.875%, 6/15/27[2]		9,965,000	10,662,550
Argentine Republic Sr. Unsec. Nts.:
6.875%, 4/22/21[2]		8,275,000	9,028,025
8.375%, 5/19/24[2]		4,670,000	4,996,900
9.125%, 3/16/24[2]		7,000,000	7,848,750
Argentine Republic Unsec. Nts.:
2.50%, 7/22/21[3]	ARS	98,600,000	6,868,843
18.20%, 10/3/21	ARS	230,000,000	14,974,446
21.20%, 9/19/18	ARS	150,000,000	9,985,677
			113,081,466
Australia—0.9%
Commonwealth of Australia Sr. Unsec. Bonds:
2.00%, 8/21/35[3]	AUD	11,300,000	11,327,616
3.75%, 4/21/37	AUD	20,000,000	18,230,254
Queensland Treasury Corp. Sr. Unsec. Bonds, Series 33, 6.50%, 3/14/33	AUD	20,590,000	23,412,171
			52,970,041
Brazil—7.7%
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	509,400,000	152,970,122
9.762%, 1/1/21	BRL	571,300,000	167,131,519
10.00%, 1/1/19	BRL	104,100,000	31,907,835
10.00%, 1/1/25	BRL	275,200,000	77,944,640
10.00%, 1/1/27	BRL	44,000,000	12,672,133
Federative Republic of Brazil Sr. Unsec. Bonds, 5%, 1/27/45		20,600,000	18,746,000
			461,372,249
Colombia—0.5%
Republic of Colombia Sr. Unsec. Bonds:
3.875%, 3/22/26	EUR	6,670,000	8,511,293

13       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Colombia (Continued)
Republic of Colombia Sr. Unsec. Bonds: (Continued)
4.00%, 2/26/24		$3,380,000	$3,599,700
5.00%, 6/15/45		3,450,000	3,757,050
6.125%, 1/18/41		11,200,000	13,636,000
			29,504,043
Costa Rica—0.1%
Republic of Costa Rica Sr. Unsec. Bonds, 7.158%, 3/12/45[2]		5,090,000	5,503,563
Croatia—0.3%
Republic of Croatia Sr. Unsec. Bonds, 6.75%, 11/5/19[2]		6,890,000	7,650,105
Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	8,065,000	9,816,321
			17,466,426
Cyprus—0.9%
Republic of Cyprus Sr. Unsec. Nts., 3.75%, 7/26/23	EUR	37,500,000	43,388,845
Republic of Cyprus Unsec. Nts., 3.875%, 5/6/22	EUR	8,000,000	9,385,302
			52,774,147
Dominican Republic—0.3%
Dominican Republic Sr. Unsec. Bonds:
6.60%, 1/28/24[2]		6,325,000	7,155,156
6.85%, 1/27/45[2]		8,170,000	9,191,250
7.45%, 4/30/44[2]		3,330,000	3,971,025
			20,317,431
Ecuador—0.1%
Republic of Ecuador Sr. Unsec. Nts., 10.75%, 3/28/22[2]		3,679,000	3,761,778
France—0.2%
French Republic Unsec. Bonds, 0.10%, 7/25/47[2,3,4]	EUR	10,465,665	13,319,057
Gabon—0.1%
Gabonese Republic Sr. Unsec. International Bonds, 6.95%, 6/16/25[2]		6,670,000	6,165,094
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[2]		1,000,000	919,855
			7,084,949
Germany—1.0%
Federal Republic of Germany Inflation Linked Bonds, 0.50%, 4/15/30[3]	EUR	44,804,928	61,604,185
Ghana—0.1%
Republic of Ghana Sr. Unsec. International Bonds, 7.875%, 8/7/23[2]		5,505,000	5,151,359
Republic of Ghana Sr. Unsec. International Nts., 9.25%, 9/15/22[2]		2,155,000	2,216,794
			7,368,153
Greece—0.8%
Hellenic Republic Sr. Unsec. Bonds:
3.00%, 2/24/23[1]	EUR	1,500,000	1,276,380
3.00%, 2/24/24[1]	EUR	1,500,000	1,239,602
3.00%, 2/24/25[1]	EUR	1,500,000	1,212,212

14       OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Greece (Continued)
Hellenic Republic Sr. Unsec. Bonds: (Continued)
3.00%, 2/24/26[1]	EUR	1,500,000	$1,193,970
3.00%, 2/24/27[1]	EUR	1,500,000	1,163,183
3.00%, 2/24/28[1]	EUR	1,500,000	1,136,868
3.00%, 2/24/29[1]	EUR	6,500,000	4,802,742
3.00%, 2/24/30[1]	EUR	1,500,000	1,087,498
3.00%, 2/24/31[1]	EUR	1,500,000	1,064,258
3.00%, 2/24/32[1]	EUR	1,500,000	1,047,440
3.00%, 2/24/33[1]	EUR	1,500,000	1,032,641
3.00%, 2/24/34[1]	EUR	1,500,000	1,016,267
3.00%, 2/24/35[1]	EUR	1,500,000	1,002,054
3.00%, 2/24/36[1]	EUR	1,500,000	1,002,408
3.00%, 2/24/37[1]	EUR	1,500,000	997,184
3.00%, 2/24/38[1]	EUR	1,500,000	986,510
3.00%, 2/24/39[1]	EUR	1,500,000	986,638
3.00%, 2/24/40[1]	EUR	1,500,000	984,804
3.00%, 2/24/41[1]	EUR	1,500,000	987,243
3.00%, 2/24/42[1]	EUR	1,500,000	988,998
6.14%, 4/14/28	EUR	25,000,000	19,965,945
			45,174,845
Honduras—0.1%
Republic of Honduras Sr. Unsec. International Bonds, 7.50%, 3/15/24[2]		5,000,000	5,700,000
Hungary—1.6%
Hungary Sr. Unsec. Bonds,
5.75%, 11/22/23		13,770,000	16,243,601
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	8,390,000,000	37,768,562
Series 23/A, 6.00%, 11/24/23	HUF	7,239,000,000	32,794,245
Series 25/B, 5.50%, 6/24/25	HUF	1,550,000,000	6,884,054
			93,690,462
India—4.1%
Republic of India Sr. Unsec. Bonds:
7.59%, 1/11/26	INR	3,360,000,000	52,629,671
8.40%, 7/28/24	INR	3,997,000,000	64,761,245
Republic of India Sr. Unsec. Nts., 8.27%, 6/9/20	INR	8,023,000,000	126,213,913
			243,604,829
Indonesia—3.5%
Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds:
4.35%, 9/10/24[2]		4,560,000	4,936,200
4.55%, 3/29/26[2]		6,680,000	7,256,484
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[2]	EUR	2,755,000	3,356,553
3.75%, 6/14/28[2]	EUR	3,340,000	4,114,817
4.125%, 1/15/25[2]		3,450,000	3,689,123
5.125%, 1/15/45[2]		11,120,000	12,708,181
5.875%, 3/13/20[2]		3,450,000	3,866,822

15       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Indonesia (Continued)
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	964,100,000,000	$77,915,251
Series FR56, 8.375%, 9/15/26	IDR	578,430,000,000	48,301,985
Series FR73, 8.75%, 5/15/31	IDR	488,080,000,000	42,176,268
			208,321,684
Iraq—0.1%
Republic of Iraq Unsec. Bonds, 5.80%, 1/15/28[2]		3,445,000	2,814,978
Italy—2.7%
Republic of Italy (The) Buoni Poliennali Del Tesoro Bonds, 2.25%, 9/1/36[2]	EUR	5,000,000	6,010,765
Republic of Italy (The) Buoni Poliennali Del Tesoro Unsec. Bonds:
1.60%, 6/1/26	EUR	38,420,000	44,766,092
2.70%, 3/1/47[2]	EUR	90,000,000	111,555,191
			162,332,048
Ivory Coast—0.6%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[1]		38,179,350	37,652,857
Jamaica—0.1%
Commonwealth of Jamaica Sr. Unsec. Bonds:
7.875%, 7/28/45		5,000,000	5,900,000
8.00%, 3/15/39		2,340,000	2,819,700
			8,719,700
Kazakhstan—0.2%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[2]		13,205,000	13,835,011
Mexico—6.2%
United Mexican States Development Bonds, 4%, 6/13/19[3]	MXN	1,020,410,380	54,979,515
United Mexican States Sr. Unsec. Bonds:
Series M, 6.50%, 6/10/21	MXN	400,000,000	21,274,828
Series M20, 10.00%, 12/5/24	MXN	698,700,000	45,589,051
United Mexican States Sr. Unsec. Nts.:
Series M, 5.00%, 12/11/19	MXN	1,785,000,000	90,424,626
Series M10, 7.25%, 12/15/16	MXN	3,061,500,000	158,700,165
			370,968,185
Namibia—0.1%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[2]		7,130,000	7,554,271
New Zealand—0.7%
Commonwealth of New Zealand Bonds Sr. Unsec. Nts.:
2.50%, 9/20/35[3]	NZD	6,000,000	4,939,692
3.00%, 9/20/30[3]	NZD	10,000,000	8,739,408
Commonwealth of New Zealand Sr. Unsec. Bonds, Series
0437, 2.75%, 4/15/37	NZD	40,000,000	28,720,155
			42,399,255
Paraguay—0.1%
Republic of Paraguay Sr. Unsec. Bonds, 6.10%, 8/11/44[2]		3,590,000	4,101,575

16       OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Peru—1.1%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	6,885,000	$8,620,225
3.75%, 3/1/30	EUR	8,350,000	11,054,325
5.625%, 11/18/50		3,670,000	4,871,925
7.84%, 8/12/20[2,4]	PEN	29,250,000	9,630,980
Republic of Peru Sr. Unsec. Nts., 6.35%, 8/12/28[2,4]	PEN	112,140,000	33,099,432
			67,276,887
Poland—1.2%
Republic of Poland Unsec. Bonds:
Series 0726, 2.50%, 7/25/26	PLN	90,900,000	22,969,514
Series 1017, 5.25%, 10/25/17	PLN	175,000,000	47,532,049
			70,501,563
Portugal—0.5%
Portuguese Republic Obrigacoes do Tesouro OT Bonds:
2.875%, 10/15/25[2]	EUR	18,000,000	19,863,452
4.10%, 4/15/37	EUR	10,000,000	11,311,404
			31,174,856
Romania—0.3%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[2]	EUR	5,960,000	7,335,820
3.875%, 10/29/35[2]	EUR	1,900,000	2,455,009
4.875%, 1/22/24[2]		6,895,000	7,896,719
			17,687,548
Russia—1.8%
Agency for Housing Mortgage Lending OJSC Via AHML
Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[2]	RUB	132,500,000	2,060,982
Russian Federation Unsec. Nts., Series 6216, 6.70%, 5/15/19	RUB	6,843,000,000	105,268,541
			107,329,523
Senegal—0.1%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[2]		3,330,000	3,463,350
Serbia—0.3%
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[2]		6,345,000	6,560,730
Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[2]		12,495,000	13,265,004
			19,825,734
Slovenia—0.1%
Republic of Slovenia Unsec. Bonds, Series RS74, 1.50%, 3/25/35[5]	EUR	7,000,000	7,832,468
South Africa—2.7%
Republic of South Africa Sr. Unsec. Bonds, Series R208,
6.75%, 3/31/21	ZAR	514,540,000	35,726,568
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	311,100,000	22,030,188
Series 2048, 8.75%, 2/28/48	ZAR	152,000,000	10,365,021
Series R186, 10.50%, 12/21/26	ZAR	1,112,200,000	91,072,585
			159,194,362

17       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Spain—1.4%
Kingdom of Spain Sr. Unsec. Bonds, 2.90%, 10/31/46[2]	EUR	51,800,000	$70,090,801
Kingdom of Spain Unsec. Nts., 1.30%, 10/31/26[2]	EUR	10,000,000	11,655,497
			81,746,298
Sri Lanka—0.6%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[2]		13,550,000	13,976,866
6.25%, 10/4/20[2]		3,055,000	3,199,486
6.825%, 7/18/26[2]		6,435,000	6,934,079
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Nts., 6%, 1/14/19[2]		9,030,000	9,336,144
			33,446,575
Turkey—0.8%
Republic of Turkey Unsec. Bonds, 6.625%, 2/17/45		4,995,000	5,849,669
Republic of Turkey Unsec. Nts.:
6.30%, 2/14/18	TRY	28,925,000	9,415,044
8.50%, 7/10/19	TRY	45,000,000	14,963,782
8.80%, 11/14/18	TRY	44,165,000	14,836,114
9.00%, 3/8/17	TRY	6,615,000	2,217,123
			47,281,732
Ukraine—0.8%
Ukraine Sr. Unsec. Nts., 7.75%, 9/1/19		46,560,000	46,096,262
United Kingdom—4.6%
United Kingdom Treasury Bonds:
2.75%, 9/7/24	GBP	97,000,000	146,972,823
3.25%, 1/22/44	GBP	71,340,000	129,791,778
			276,764,601
Uruguay—0.3%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		17,430,000	18,127,200
Vietnam—0.2%
Socialist Republic of Vietnam Sr. Unsec. Bonds, 4.80%, 11/19/24[2]		13,625,000	14,497,109
Zambia—0.1%
Republic of Zambia Sr. Unsec. Bonds, 8.50%, 4/14/24[2]		3,060,000	3,014,100
Total Foreign Government Obligations (Cost $3,049,138,053)			3,098,257,356
Corporate Bonds and Notes—32.0%
Consumer Discretionary—2.2%
Auto Components—0.3%
Adient Global Holdings Ltd., 3.50% Sr. Unsec. Nts., 8/15/24[2]	EUR	4,000,000	4,509,859
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,490,000	3,848,381
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,475,000	6,713,634
			15,071,874
Automobiles—0.2%
Daimler AG, 1.375% Sr. Unsec. Nts., 5/11/28	EUR	5,000,000	5,983,423

18       OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Automobiles (Continued)
Volkswagen International Finance NV:
0.875% Sr. Unsec. Nts., 1/16/23	EUR	2,000,000	$2,289,580
3.875% Jr. Sub. Perpetual Bonds[1,6]	EUR	5,610,000	6,475,298
			14,748,301
Hotels, Restaurants & Leisure—0.1%
Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[2]	EUR	5,690,000	6,585,675
Household Durables—0.1%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.,
4.125% Sr. Sec. Nts., 5/15/23	EUR	5,425,000	6,275,171
Leisure Equipment & Products—0.1%
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26		5,505,000	5,792,746
Media—1.3%
Altice Luxembourg SA:
6.25% Sr. Unsec. Nts., 2/15/25[2]	EUR	2,600,000	2,942,978
7.25% Sr. Sec. Nts., 5/15/22[2]	EUR	7,920,000	9,335,373
SES SA, 4.625% Jr. Sub. Perpetual Bonds[1,5,6]	EUR	4,050,000	4,720,176
Sky plc, 2.25% Sr. Unsec. Nts., 11/17/25	EUR	2,500,000	3,087,058
Telenet Finance VI Luxembourg SCA, 4.875% Sr. Sec. Nts.,
7/15/27[2]	EUR	5,000,000	5,924,885
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[2]	EUR	8,400,000	10,180,321
Virgin Media Finance plc:
6.375% Sr. Unsec. Nts., 10/15/24[2]	GBP	2,500,000	3,386,192
7.00% Sr. Unsec. Nts., 4/15/23	GBP	3,495,000	4,795,052
Virgin Media Secured Finance plc:
4.875% Sr. Sec. Nts., 1/15/27[2]	GBP	7,000,000	9,130,890
6.00% Sr. Sec. Nts., 4/15/21	GBP	8,145,000	10,986,025
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[2]		1,920,000	1,992,000
Ziggo Secured Finance BV, 4.25% Sr. Unsec. Nts., 1/15/27[2]	EUR	8,000,000	9,003,650
			75,484,600
Textiles, Apparel & Luxury Goods—0.1%
PVH Corp., 3.625% Sr. Unsec. Nts., 7/15/24[2]	EUR	4,000,000	4,677,472
Consumer Staples—0.2%
Beverages—0.1%
Carlsberg Breweries, 2.50% Sr. Unsec. Nts., 5/28/24	EUR	2,000,000	2,551,732
Food Products—0.1%
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[2]		8,100,000	7,990,245
Energy—5.3%
Energy Equipment & Services—0.6%
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[2]		15,043,000	15,845,213
6.45% Sr. Unsec. Nts., 5/30/44[2]		17,700,000	20,547,912
			36,393,125
Oil, Gas & Consumable Fuels—4.7%
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25		6,120,000	6,381,140
CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[2]		8,435,000	9,133,722

19       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Cosan Luxembourg SA, 7% Sr. Unsec. Nts., 1/20/27[2]		$2,375,000	$2,481,875
Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[2]		4,245,000	4,539,476
Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[2]		13,665,000	14,311,054
7.288% Sr. Unsec. Nts., 8/16/37[2]		15,000,000	17,726,310
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23		15,365,000	17,775,830
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[2]		7,595,000	7,747,697
6.375% Sr. Unsec. Nts., 4/9/21[2]		9,685,000	10,714,031
7.00% Sr. Unsec. Nts., 5/5/20[2]		7,925,000	8,836,375
Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[2]		2,830,000	2,854,055
ONGC Videsh Vankorneft Pte Ltd., 3.75% Sr. Unsec. Nts., 7/27/26		5,000,000	5,029,845
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[2]		2,873,000	2,926,946
7.875% Sub. Nts., 6/16/71[1]	EUR	5,500,000	6,584,446
Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[2,7]		5,915,000	1,123,850
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		20,555,000	18,437,835
5.375% Sr. Unsec. Nts., 1/27/21		8,000,000	7,940,000
5.75% Sr. Unsec. Nts., 1/20/20		6,690,000	6,910,770
8.375% Sr. Unsec. Nts., 5/23/21		29,480,000	32,374,936
8.75% Sr. Unsec. Nts., 5/23/26		9,975,000	11,047,313
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	6,895,000	7,774,435
4.625% Sr. Unsec. Nts., 9/21/23[2]		15,350,000	15,444,403
5.50% Sr. Unsec. Nts., 6/27/44		13,560,000	11,822,964
6.375% Sr. Unsec. Nts., 2/4/21[2]		6,635,000	7,249,401
6.875% Sr. Unsec. Nts., 8/4/26[2]		3,215,000	3,632,789
Reliance Industries Ltd., 4.875% Sr. Unsec. Nts., 2/10/45[2]		5,330,000	5,644,593
Repsol International Finance BV, 2.25% Sr. Unsec. Nts., 12/10/26	EUR	2,000,000	2,480,283
Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[2]		1,520,000	1,716,686
TOTAL SA:
3.369% Jr. Sub. Perpetual Bonds[4,5,6]	EUR	8,000,000	8,994,888
3.875% Jr. Sub. Perpetual Bonds[1,6]	EUR	6,070,000	7,251,881
Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[2,4]		2,720,000	2,727,344
YPF Sociedad Anonima, 31.354% Sr. Unsec. Nts., 7/7/20[1,2]		8,000,000	9,368,000
Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[2]		800,000	740,000
			279,725,173
Financials—16.3%
Capital Markets—1.5%
ContourGlobal Power Holdings SA, 5.125% Sec. Nts., 6/15/21[2]	EUR	1,160,000	1,361,365
Credit Suisse Group AG, 7.50% Jr. Sub. Perpetual Bonds[1,6]		15,000,000	15,310,020

20       OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Capital Markets (Continued)
Credit Suisse Group Funding Guernsey Ltd., 3.80% Sr. Unsec.
Nts., 6/9/23[2]		$10,000,000	$10,150,860
Deutsche Bank AG:
4.10% Sr. Unsec. Nts., 1/13/26		10,000,000	9,835,800
4.50% Sub. Nts., 5/19/26	EUR	3,000,000	3,248,388
7.125% Jr. Sub. Perpetual Bonds[1,6]	GBP	10,000,000	9,781,240
Seven & Seven Ltd., 2.235% Sr. Unsec. Nts., 9/11/19[1,2]		3,000,000	2,991,735
UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[1]		15,090,000	15,353,562
UBS Group AG:
6.875% Jr. Sub. Perpetual Bonds[1,6]		4,595,000	4,536,225
7.00% Jr. Sub. Perpetual Bonds[1,6]		8,000,000	8,471,144
7.125% Jr. Sub. Perpetual Bonds[1,5,6]		10,000,000	10,192,375
			91,232,714
Commercial Banks—11.0%
ABN AMRO Bank NV, 4.75% Sub. Nts., 7/28/25[2]		8,705,000	9,176,080
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[2]	TRY	11,095,000	3,526,946
Allied Irish Banks plc, 4.125% Sub. Nts., 11/26/25[1]	EUR	12,000,000	13,026,254
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/22/24[7]		612,810	—
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[2]		1,100,000	1,161,875
Banco Bilbao Vizcaya Argentaria SA:
6.75% Jr. Sub. Perpetual Bonds[1,6]	EUR	17,000,000	17,774,390
7.00% Jr. Sub. Perpetual Bonds[1,6]	EUR	12,800,000	13,483,895
8.875% Jr. Sub. Perpetual Bonds[1,6]	EUR	17,800,000	21,107,687
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[2]		1,335,000	1,528,575
Banco Santander SA, 6.375% Jr. Sub. Perpetual Bonds[1,6]		10,000,000	8,970,850
Bank of China Ltd., 5% Sub. Nts., 11/13/24[2]		25,000,000	27,098,500
Bank of Ireland:
4.25% Sub. Nts., 6/11/24[1]	EUR	4,090,000	4,574,722
10.00% Sub. Nts., 2/12/20	EUR	7,000,000	9,649,019
10.00% Sub. Nts., 12/19/22	EUR	9,500,000	14,090,854
Bank of Scotland plc:
4.875% Sec. Nts., 11/8/16	GBP	5,170,000	6,727,176
4.875% Sec. Nts., 12/20/24	GBP	8,675,000	14,429,172
Barclays plc:
6.50% Jr. Sub. Perpetual Bonds[1,6]	EUR	15,000,000	15,816,335
7.875% Jr. Sub. Perpetual Bonds[1,5,6]	GBP	13,000,000	15,640,913
8.00% Jr. Sub. Perpetual Bonds[1,6]	EUR	6,105,000	6,889,770
BNP Paribas SA, 7.625% Jr. Sub. Perpetual Bonds[1,2,6]		1,000,000	1,035,000
BPCE SA:
2.75% Sub. Nts., 7/8/26[1]	EUR	7,410,000	8,638,721
4.50% Sub. Nts., 3/15/25[2]		5,000,000	5,058,280
4.875% Sub. Nts., 4/1/26[2]		4,455,000	4,644,787
Commonwealth Bank of Australia, 4.50% Sub. Nts., 12/9/25[2]		5,000,000	5,352,805
Compass Bank, 3.875% Sub. Nts., 4/10/25		5,000,000	4,902,445
Cooperatieve Rabobank UA:
5.50% Jr. Sub. Perpetual Bonds[1,6]	EUR	5,090,000	5,687,833
6.625% Jr. Sub. Perpetual Bonds[1,6]	EUR	7,000,000	8,300,422
Credit Agricole Assurances SA, 4.25% Sub. Perpetual Bonds[1,6]	EUR	10,000,000	11,093,081

21       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Commercial Banks (Continued)
Credit Agricole SA:
8.125% Jr. Sub. Perpetual Bonds[1,2,6]		$ 4,405,000	$ 4,684,603
8.375% Jr. Sub. Perpetual Bonds[1,2,6]		25,000,000	28,333,000
Danske Bank AS, 5.684% Jr. Sub. Perpetual Bonds[1,6]	GBP	6,225,000	8,197,227
EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	4,391,519
Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000	2,739,631
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000	3,148,267
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[2]		700,000	694,400
HBOS plc, 4.50% Sub. Nts., 3/18/30[1]	EUR	8,000,000	10,021,225
HSBC Bank Capital Funding Sterling 1 LP, 5.844% Jr. Sub. Perpetual Bonds[1,6]	GBP	3,100,000	4,618,782
HSBC Holdings plc, 6.875% Jr. Sub. Perpetual Bonds[1,6]		5,000,000	5,250,000
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,2]		20,001,000	20,424,561
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[2]		3,000,000	3,099,984
ING Groep NV, 6.50% Jr. Sub. Perpetual Bonds[1,6]		15,000,000	14,578,125
Intesa Sanpaolo SpA:
5.017% Sub. Nts., 6/26/24[2]		7,150,000	6,538,189
5.71% Sub. Nts., 1/15/26[2]		10,000,000	9,472,330
7.70% Jr. Sub. Perpetual Bonds[1,2,6]		19,000,000	16,648,750
KBC Group NV, 5.625% Jr. Sub. Perpetual Bonds[1,6]	EUR	4,220,000	4,648,661
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[1]		3,310,000	3,491,679
Lloyds Banking Group plc:
4.65% Sub. Nts., 3/24/26		15,000,000	15,473,445
7.00% Jr. Sub. Perpetual Bonds[1,6]	GBP	13,000,000	16,673,396
7.625% Jr. Sub. Perpetual Bonds[1,6]	GBP	8,000,000	10,628,430
NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	80,000,000	1,218,511
NN Group NV, 4.625% Sub. Nts., 4/8/44[1]	EUR	13,945,000	16,696,898
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,2,6]	GBP	8,355,000	11,531,756
Royal Bank of Scotland Group plc:
2.50% Sr. Unsec. Nts., 3/22/23	EUR	9,000,000	10,244,514
4.80% Sr. Unsec. Nts., 4/5/26		12,000,000	12,387,840
7.64% Jr. Sub. Perpetual Bonds[1,6]		3,715,000	3,622,125
8.625% Jr. Sub. Perpetual Bonds[1,6]		5,000,000	4,937,500
Royal Bank of Scotland plc (The), 13.125% Sub. Nts., 3/19/22[1]	AUD	30,052,000	23,994,255
Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[2]		6,870,000	6,897,988
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]		10,340,000	10,456,325
Societe Generale SA:
4.25% Sub. Nts., 4/14/25[2]		5,000,000	5,002,465
4.25% Sub. Nts., 8/19/26[2]		12,000,000	11,967,156
6.00% Jr. Sub. Perpetual Bonds[1,6]		8,000,000	7,204,776
7.375% Jr. Sub. Perpetual Bonds[1,2,6]		10,000,000	9,825,000
7.875% Jr. Sub. Perpetual Bonds[1,2,6]		15,000,000	14,580,000
8.00% Jr. Sub. Perpetual Bonds[1,2,6]		9,250,000	9,203,750
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[2]	EUR	4,100,000	4,619,211

22       OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
Standard Chartered Bank, 5.375% Jr. Sub. Perpetual Bonds[1,6]	GBP	4,000,000	$5,326,694
Standard Chartered plc:
4.30% Sub. Nts., 2/19/27[2]		7,000,000	6,985,678
6.50% Jr. Sub. Perpetual Bonds[1,2,6]		5,300,000	4,950,401
7.50% Jr. Sub. Perpetual Bonds[1,2,6]		5,000,000	4,967,500
Sumitomo Mitsui Financial Group, Inc., 2.632% Sr. Unsec. Nts., 7/14/26		3,000,000	2,967,096
TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[2]		1,535,000	1,532,369
Turkiye Halk Bankasi AS, 5% Sr. Unsec. Nts., 7/13/21[2]		3,185,000	3,116,057
Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[2]		1,835,000	1,847,592
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]		2,330,000	2,314,424
UniCredit SpA, 4.375% Sub. Nts., 1/3/27[1]	EUR	5,000,000	5,583,701
			657,124,173
Diversified Financial Services—0.7%
Berkshire Hathaway, Inc., 1.625% Sr. Unsec. Nts., 3/16/35	EUR	20,000,000	23,057,837
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[8]	MXN	34,101,099	171,475
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[2]		11,135,000	12,063,659
Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	180,000,000	2,731,736
Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	3,919,642
Schaeffler Finance BV, 4.75% Sr. Sec. Nts., 5/15/23[2]		460,000	478,400
			42,422,749
Equity Real Estate Investment Trusts (REITs)—0.1%
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[2]		6,855,000	7,139,482
Insurance—2.3%
Allianz SE, 4.75% Jr. Sub. Perpetual Bonds[1,6]	EUR	10,000,000	12,569,444
Assicurazioni Generali SpA:
5.50% Sub. Nts., 10/27/47[1]	EUR	9,000,000	10,540,003
6.269% Jr. Sub. Perpetual Bonds[1,6]	GBP	4,350,000	5,513,145
7.75% Sub. Nts., 12/12/42[1]	EUR	3,485,000	4,604,844
10.125% Sub. Nts., 7/10/42[1]	EUR	7,000,000	10,167,716
Aviva plc, 6.125% Jr. Sub. Perpetual Bonds[1,6]	GBP	6,560,000	9,133,350
AXA SA:
3.375% Sub. Nts., 7/6/47[1]	EUR	5,000,000	5,808,360
5.25% Sub. Nts., 4/16/40[1]	EUR	5,000,000	6,276,342
8.60% Sub. Nts., 12/15/30		7,325,000	10,364,875
Bank of Ireland, 7.375% Jr. Sub. Perpetual Bonds[1,6]	EUR	9,000,000	9,680,468
Cloverie plc per Swiss Re Corporate Solutions Ltd., 4.50%
Sub. Nts., 9/11/44[1]		20,000,000	20,207,840
Cloverie plc per Zurich Insurance Co. Ltd., 4.75% Sub.
Perpetual Bonds[5,6]		4,600,000	4,557,082
Demeter Investments BV for Zurich Insurance Co. Ltd., 3.50%
Sub. Nts., 10/1/46[1]	EUR	4,000,000	4,701,597
Power Finance Corp. Ltd., 8.53% Sr. Unsec. Nts., 7/24/20	INR	330,000,000	5,120,457
Prudential plc:
4.375% Sub. Perpetual Bonds[5,6]		6,000,000	5,916,996
5.70% Sub. Nts., 12/19/63[1]	GBP	5,000,000	6,938,116

23       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Insurance (Continued)
Sogecap SA, 4.125% Sub. Perpetual Bonds[1,6]	EUR	4,420,000	$4,892,193
			136,992,828
Real Estate Investment Trusts (REITs)—0.0%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[3,7]	MXN	27,602,566	—
Real Estate Management & Development—0.5%
Alam Synergy Pte Ltd., 9% Sr. Unsec. Nts., 1/29/19[2]		2,000,000	2,117,600
Groupama SA, 6.375% Sub. Perpetual Bonds[1,6]	EUR	9,000,000	9,355,619
O1 Properties Finance plc, 8.25% Sr. Unsec. Nts., 9/27/21[2]		1,225,000	1,208,922
Theta Capital Pte Ltd.:
6.125% Sr. Unsec. Nts., 11/14/20		5,990,000	6,146,255
7.00% Sr. Unsec. Nts., 4/11/22		9,660,000	10,196,546
			29,024,942
Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	250,000,000	3,808,753
8.75% Sr. Sec. Nts., 1/13/20	INR	330,000,000	5,096,770
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,954,294
			10,859,817
Health Care—0.3%
Biotechnology—0.1%
Deutsche Bank AG, 6% Jr. Sub. Perpetual Bonds[1,6]	EUR	5,000,000	4,302,397
Health Care Providers & Services—0.1%
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[2]		6,360,000	6,467,071
Pharmaceuticals—0.1%
Aegon NV, 1.506% Sub. Perpetual Bonds[1,6]	EUR	3,176,462	2,007,988
Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	4,515,000	5,275,025
			7,283,013
Industrials—0.6%
Construction & Engineering—0.2%
Fideicomiso PA Costera, 6.25% Sec. Nts., 1/15/34[3,8]	COP	10,107,644,400	3,312,717
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[2]		3,335,000	3,668,500
Sinopec Group Overseas Development 2016 Ltd., 2% Sr. Unsec. Nts., 9/29/21[2]		7,335,000	7,241,677
			14,222,894
Machinery—0.1%
IHO Verwaltungs GmbH, 2.75% Sr. Sec. Nts., 9/15/21[2,9]	EUR	4,000,000	4,502,162
IHO Verwaltungs GmbH, 1st Lien Nts., 3.25% Sr. Sec. Nts., 9/15/23[2,4]	EUR	2,000,000	2,245,296
			6,747,458
Trading Companies & Distributors—0.0%
Eldorado International Finance GmbH, 8.625% Sr. Unsec. Nts., 6/16/21[2]		2,070,000	1,707,750

24       OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Transportation Infrastructure—0.3%
Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36[8]		$6,675,000	$7,075,500
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[2]		5,115,000	5,940,817
Mexico City Airport Trust, 4.25% Sr. Sec. Nts., 10/31/26[2]		3,060,000	3,075,823
			16,092,140
Information Technology—0.0%
IT Services—0.0%
Gamenet Group SpA, 6% Sr. Sec. Nts., 8/15/21[2]	EUR	2,000,000	2,258,421
Materials—2.4%
Chemicals—1.1%
Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[1,6]	EUR	7,565,000	9,048,712
Crown European Holdings SA:
2.625% Sr. Unsec. Nts., 9/30/24[2]	EUR	2,000,000	2,221,425
3.375% Sr. Unsec. Nts., 5/15/25[2]	EUR	5,000,000	5,744,480
INEOS Group Holdings SA, 5.375% Sr. Unsec. Nts., 8/1/24[2]	EUR	13,000,000	14,348,878
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[2]		2,665,000	2,871,537
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	7,490,000	9,053,894
4.625% Sr. Unsec. Nts., 7/15/24		12,695,000	13,752,735
Schumann SpA, 7% Sr. Sec. Nts., 7/31/23[2]	EUR	6,155,000	6,888,533
			63,930,194
Construction Materials—0.3%
Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[2]	EUR	700,000	805,532
5.70% Sr. Sec. Nts., 1/11/25[2]		4,610,000	4,677,767
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec.
Nts., 6/8/25[1,2]		5,945,000	6,108,487
St Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[2]		2,750,000	2,713,906
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts.,
10/30/21[2]		1,870,000	1,967,988
			16,273,680
Containers & Packaging—0.2%
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[2]		4,925,000	4,925,000
Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[2]		8,535,000	8,919,075
			13,844,075
Metals & Mining—0.7%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24		1,340,000	1,365,781
ArcelorMittal, 2.875% Sr. Unsec. Nts., 7/6/20	EUR	4,935,000	5,689,155
Evraz Group SA, 6.75% Sr. Unsec. Nts., 1/31/22[5]		3,005,000	3,136,469
Glencore Finance Canada Ltd., 2.70% Sr. Unsec. Nts., 10/25/17[2]		2,810,000	2,814,943
Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[2]		4,945,000	4,927,371
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		1,855,000	1,824,634
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[2]		1,250,000	1,316,875
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		5,655,000	5,669,217
Vale Overseas Ltd., 6.25% Sr. Unsec. Nts., 8/10/26		11,155,000	11,681,516
			38,425,961

25       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Paper & Forest Products—0.1%
Metsa Board OYJ, 4% Sr. Unsec. Nts., 3/13/19	EUR	800,000	$964,742
Stora Enso OYJ, 2.125% Sr. Unsec. Nts., 6/16/23[5]	EUR	1,000,000	1,151,665
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]		6,355,000	6,419,186
			8,535,593
Telecommunication Services—2.6%
Diversified Telecommunication Services—1.9%
British Telecommunications plc, 1.75% Sr. Unsec. Nts., 3/10/26	EUR	5,000,000	6,151,105
Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[2]		2,780,000	2,725,234
8.50% Sub. Perpetual Bonds[1,2,6]		835,000	730,625
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		7,493,000	10,507,906
SFR Group SA, 5.625% Sr. Sec. Nts., 5/15/24	EUR	9,715,000	11,294,112
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		13,343,000	14,677,300
Telecom Italia SpA:
3.00% Sr. Unsec. Nts., 9/30/25[5]	EUR	5,000,000	5,623,872
3.625% Sr. Unsec. Nts., 1/19/24	EUR	5,140,000	6,137,210
7.375% Sr. Unsec. Nts., 12/15/17	GBP	5,000,000	6,915,070
Telefonica Emisiones SAU, 2.932% Sr. Unsec. Nts., 10/17/29	EUR	15,600,000	20,832,332
Telefonica Europe BV:
3.75% Jr. Sub. Perpetual Bonds[1,5,6]	EUR	16,300,000	18,294,217
6.50% Jr. Sub. Perpetual Bonds[1,6]	EUR	10,000,000	12,085,403
			115,974,386
Wireless Telecommunication Services—0.7%
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[2]		6,790,000	6,901,017
Telefonica Europe BV:
5.875% Jr. Sub. Perpetual Bonds[1,6]	EUR	2,000,000	2,433,524
6.75% Jr. Sub. Perpetual Bonds[1,6]	GBP	6,505,000	9,044,776
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[1,6]	EUR	11,595,000	13,734,142
VimpelCom Holdings BV, 9% Sr. Unsec. Nts., 2/13/18[2]	RUB	128,400,000	2,031,458
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[2]	EUR	4,490,000	5,119,499
			39,264,416
Utilities—2.1%
Electric Utilities—1.4%
EDP Finance BV, 5.25% Sr. Unsec. Nts., 1/14/21[2]		9,585,000	10,393,888
EDP-Energias de Portugal SA, 5.375% Sub. Nts., 9/16/75[1]	EUR	10,000,000	11,504,957
Electricite de France SA:
4.25% Jr. Sub. Perpetual Bonds[1,6]	EUR	12,500,000	14,293,154
5.25% Jr. Sub. Perpetual Bonds[1,2,6]		10,788,000	10,586,804
5.625% Jr. Sub. Perpetual Bonds[1,2,6]		2,915,000	2,872,004
6.00% Jr. Sub. Perpetual Bonds[1,6]	GBP	20,000	25,703
Enel SpA:
5.00% Jr. Sub. Nts., 1/15/75[1]	EUR	10,075,000	12,065,560
8.75% Jr. Sub. Nts., 9/24/73[1,2]		5,000,000	5,856,250
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	665,100,000	13,829,870

26       OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Electric Utilities (Continued)
Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	130,000,000	$1,988,906
			83,417,096
Independent Power and Renewable Electricity Producers—0.5%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[2]		4,800,000	5,130,000
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	GBP	4,700,000	6,220,901
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[2]		13,970,000	14,033,382
Reliance Jio Infocomm Ltd., 8.32% Sec. Nts., 7/8/21	INR	335,000,000	5,224,883
			30,609,166
Multi-Utilities—0.2%
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[1]	EUR	10,305,000	12,486,919
Total Corporate Bonds and Notes (Cost $1,942,344,734)			1,911,935,449

		Shares
Common Stock—0.0%
JP Morgan International, GDR[10] (Cost $0)		868,851	—

		Principal Amount
Structured Securities—0.3%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]	RUB	220,242,600	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	RUB	64,600,000	—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[2,11]		2,973,364	1,692,200
3.054%, 4/30/25[2,11]		3,788,522	2,156,122
3.098%, 4/30/25[2,11]		3,270,782	1,861,466
3.131%, 4/30/25[2,11]		2,923,667	1,663,917
3.179%, 4/30/25[2,11]		3,640,203	2,071,711
3.231%, 4/30/25[2,11]		4,154,739	2,364,543
3.265%, 4/30/25[2,11]		3,319,150	1,888,993
3.346%, 4/30/25[2,11]		3,119,860	1,775,574
LB Peru Trust II Certificates, Series 1998-A, 3.795%, 2/28/16[7,11]		11,734	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	158,996,884	1,117,202
Total Structured Securities (Cost $35,872,567)			16,591,728
Short-Term Notes—2.8%
Letras del Banco Central de la Republica Argentina:
27.473%, 1/25/17[11]	ARS	115,000,000	6,957,435
28.90%, 1/18/17[11]	ARS	150,000,000	9,113,724
29.293%, 1/11/17[11]	ARS	50,000,000	3,050,793
United States Treasury Bills:
0.364%, 11/10/16[11,12,13]		75,000,000	74,970,208
0.401%, 3/16/17[11]		75,000,000	74,862,450
Total Short-Term Notes (Cost $170,442,182)			168,954,610

27       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

			Exercise Price	Expiration Date		Contracts	Value
Exchange-Traded Option Purchased—0.0%
Euro-BUND, 12/16 Put[10] ($1,064,958)		EUR	165.500	11/25/16	EUR	1,000	$1,258,152

	Counter- party		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.9%
AUD Currency Put[10]	GSCO-OT	USD	0.760	1/3/17	AUD	300,000,000	4,952,100
BRL Currency Call[10]	CITNA-B	BRL	3.200	12/2/16	BRL	640,000,000	2,274,560
CLP Currency Put[10]	GSCO-OT	CLP	697.000	9/13/17	CLP	69,700,000,000	2,578,900
COP Currency Put[10]	GSCO-OT	COP	3050.000	9/12/17	COP	228,750,000,000	5,032,500
COP Currency Put[10]	JPM	COP	3100.000	9/13/17	COP	155,000,000,000	2,945,000
EUR Currency Call[10]	CITNA-B	PLN	4.300	11/23/16	EUR	100,000,000	906,798
EUR Currency Put[10]	BOA	USD	1.100	9/13/17	EUR	150,000,000	3,788,250
EUR Currency Call[10]	GSCO-OT	USD	1.090	11/23/16	EUR	130,000,000	451,490
EUR Currency Put[10]	BOA	USD	1.090	11/23/16	EUR	250,000,000	868,250
EUR Currency Put[10]	GSCO-OT	USD	1.090	1/5/17	EUR	200,000,000	1,677,800
GBP Currency Put[10]	BAC	USD	1.295	6/6/17	GBP	75,000,000	3,099,075
IDR Currency Call[10]	GSCO-OT	IDR	13100.000	12/8/16	IDR	982,500,000,000	982,500
INR Currency Call[10]	BOA	INR	67.000	9/13/17	INR	3,350,000,000	435,500
INR Currency Call[10]	CITNA-B	INR	67.500	12/21/16	INR	6,750,000,000	1,059,750
INR Currency Put[10]	BOA	INR	70.000	9/13/17	INR	3,500,000,000	1,718,500
INR Currency Call[10]	JPM	INR	67.500	3/6/17	INR	6,750,000,000	1,086,750
JPY Currency Call[10]	GSCO-OT	JPY	100.000	9/13/17	JPY	15,000,000,000	7,170,000
JPY Currency Put[10]	BOA	JPY	103.000	9/6/17	JPY	12,875,000,000	3,411,875
JPY Currency Put[10]	GSCO-OT	JPY	104.000	9/13/17	JPY	15,600,000,000	3,634,800
MXN Currency Call[10]	CITNA-B	MXN	18.730	12/22/16	MXN	1,404,750,000	1,157,514

28       OPPENHEIMER INTERNATIONAL BOND FUND

	Counter- party		Exercise Price	Expiration Date		Contracts		Value
Over-the-Counter Options Purchased (Continued)
MYR Currency Put[10]	GSCO-OT	MYR	4.150	9/12/17	MYR		311,250,000	$3,515,258
ZAR Currency Put[10]	JPM	ZAR	16.500	9/15/17	ZAR		1,650,000,000	4,298,250
Total Over-the-Counter Options Purchased (Cost $64,403,511)								57,045,420

	Counter- party	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 11/16/16 Call [10]	JPM	Buy	iTraxx Europe Senior Financials Series 26 Version 1	1.00%	11/16/16	EUR	124,556	243,461
Credit Default Swap maturing 12/21/16 Call [10]	JPM	Buy	CDX. NA.HY.27	5.00	12/21/16	USD	100,000	340,000
Total Over-the-Counter Credit Default Swaptions Purchased
(Cost $661,945)								583,461

	Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.9%
Interest Rate Swap maturing 11/23/36 Call[10]	GSCOI	Receive	Three- Month USD BBA LIBOR	3.250	11/21/16	USD	175,000	10
Interest Rate Swap maturing 11/29/26 Call[10]	BOA	Receive	Three- Month USD BBA LIBOR	1.620	11/25/16	USD	200,000	878,912
Interest Rate Swap maturing 11/3/26 Call[10]	JPM	Receive	Three- Month USD BBA LIBOR	1.643	11/28/16	USD	250,000	1,231,713
Interest Rate Swap maturing 12/19/46 Call[10]	BAC	Receive	Six-Month EUR EURIBOR	0.920	12/15/16	EUR	50,000	1,117,228

29       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Counter -party		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 12/20/26 Call[10]	BOA	Receive	Six-Month EUR EURIBOR	0.396%	12/16/16	EUR	134,000	$1,040,183
Interest Rate Swap maturing 12/21/46 Call[10]	JPM	Receive	Six-Month EUR EURIBOR	1.278	12/16/16	EUR	150,000	1,702,182
Interest Rate Swap maturing 12/21/46 Call[10]	BOA	Receive	Six-Month EUR EURIBOR	0.915	12/15/16	EUR	100,000	2,276,077
Interest Rate Swap maturing 12/9/46 Call[10]	BOA	Receive	Six-Month EUR EURIBOR	0.744	12/7/16	EUR	50,000	1,996,048
Interest Rate Swap maturing 5/30/33 Put[10]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	40,415	593,867
Interest Rate Swap maturing 6/14/31 Call[10]	JPM	Receive	Three- Month USD BBA LIBOR	1.943	6/8/18	USD	185,000	6,255,708
Interest Rate Swap maturing 6/14/31 Call[10]	JPM	Pay	Three- Month USD BBA LIBOR	1.763	6/8/18	USD	185,000	5,768,583
Interest Rate Swap maturing 6/5/38 Call[10]	GSCOI	Receive	Six-Month JPY BBA LIBOR	0.553	6/1/18	JPY	7,500,000	2,183,739
Interest Rate Swap maturing 9/11/47 Call[10]	JPM	Receive	Six-Month EUR EURIBOR	0.747	9/7/17	EUR	125,000	10,568,123
Interest Rate Swap maturing 9/11/50 Call[10]	BOA	Pay	Three- Month USD BBA LIBOR	1.974	9/9/20	USD	54,000	7,373,983

30       OPPENHEIMER INTERNATIONAL BOND FUND

Counter -party		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 9/11/50 Call[10]	BOA	Receive	Three- Month USD BBA LIBOR	1.974%	9/9/20	USD	54,000	$6,573,027
Interest Rate Swap maturing 9/6/47 Call[10]	JPM	Receive	Six-Month EUR EURIBOR	0.813	9/4/17	EUR	75,000	5,771,637
Total Over-the-Counter Interest Rate Swaptions Purchased
(Cost $73,754,009)								55,331,020

						Shares
Investment Company—5.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E,
0.28%[14,15] (Cost $302,535,418)							302,535,418	302,535,418
Total Investments, at Value (Cost $5,914,354,615)							98.1%	5,860,786,278
Net Other Assets (Liabilities)							1.9	112,445,336
Net Assets							100.0%	$5,973,231,614

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,303,765,886 or 21.83% of the Fund’s net assets at period end.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

5. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Restricted security. The aggregate value of restricted securities at period end was $10,559,692, which represents 0.18% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36	5/13/16	$6,675,000	$7,075,500	$400,500
Fideicomiso PA Costera, 6.25% Sec. Nts., 1/15/34	6/30/16	3,275,764	3,312,717	36,953
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	3,121,487	171,475	(2,950,012)

		$13,072,251	$10,559,692	$(2,512,559)

9. Interest or dividend is paid-in-kind, when applicable.

31       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Footnotes to Consolidated Statement of Investments (continued)

10. Non-income producing security.

11. Zero coupon bond reflects effective yield on the original acquisition date.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $8,972,435. See Note 6 of the accompanying Consolidated Notes.

13. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $57,275,240. See Note 6 of the accompanying Consolidated Notes.

14. Rate shown is the 7-day yield at period end.

15. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2015	Gross Additions	Gross Reductions	Shares September 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	543,275,597	3,378,454,920	3,619,195,099	302,535,418

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$302,535,418	$756,986

a.	Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United Kingdom	$730,347,760	12.5%
Brazil	588,274,847	10.0
United States	511,875,355	8.7
Mexico	433,919,770	7.4
India	366,110,192	6.3
Italy	301,841,928	5.2
Indonesia	278,191,092	4.8
Spain	258,440,007	4.4
France	247,379,380	4.2
South Africa	163,492,611	2.8
Russia	160,279,271	2.7
Argentina	143,099,992	2.4
Netherlands	130,505,467	2.2
Germany	124,573,765	2.1
Switzerland	101,223,019	1.7
Hungary	93,690,462	1.6
Peru	93,260,155	1.6
Ireland	88,428,754	1.5
Australia	72,786,339	1.2
Poland	70,501,563	1.2
Turkey	59,619,120	1.0
Luxembourg	56,669,239	1.0

32       OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings (Unaudited) (Continued)	Value	Percent

Colombia	$56,637,886	1.0%
Cyprus	53,983,069	0.9
Portugal	53,073,701	0.9
China	49,266,645	0.8
Ukraine	46,096,262	0.8
Sri Lanka	45,510,234	0.8
Greece	45,174,845	0.8
New Zealand	42,399,255	0.7
Kazakhstan	41,873,114	0.7
Ivory Coast	37,652,857	0.6
Dominican Republic	25,447,431	0.4
Serbia	19,825,734	0.3
Japan	19,367,510	0.3
Uruguay	18,127,200	0.3
Romania	17,687,548	0.3
Croatia	17,466,426	0.3
Vietnam	14,497,109	0.3
Philippines	13,829,870	0.2
Austria	13,734,142	0.2
Jersey, Channel Islands	11,874,326	0.2
Denmark	10,748,959	0.2
Belgium	10,573,545	0.2
Jamaica	8,719,700	0.2
Slovenia	7,832,468	0.1
Eurozone	7,692,588	0.1
Namibia	7,554,271	0.1
Ghana	7,368,153	0.1
Gabon	7,084,949	0.1
Panama	7,075,500	0.1
Morocco	6,467,071	0.1
United Arab Emirates	5,940,817	0.1
Honduras	5,700,000	0.1
Costa Rica	5,503,563	0.1
Thailand	5,208,366	0.1
Chile	4,570,900	0.1
Israel	4,539,476	0.1
Supranational	4,391,519	0.1
Paraguay	4,101,575	0.1
Ecuador	3,761,778	0.1
Malaysia	3,515,258	0.1
Senegal	3,463,350	0.1
Zambia	3,014,100	0.1
South Korea	2,991,735	0.1
Iraq	2,814,978	0.1
Finland	2,116,407	0.0

Total	$5,860,786,278	100.0%

33       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts as of September 30, 2016
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	02/2017	CNH	200,280	USD	29,924	$—	$142,610
BAC	11/2016	EUR	34,000	USD	38,109	164,560	—
BAC	11/2016	GBP	145,020	USD	197,990	—	9,857,546
BAC	11/2016	JPY	2,227,000	USD	21,856	146,478	—
BAC	11/2016	PLN	58,400	USD	15,091	166,205	—
BAC	11/2016	USD	50,000	CAD	65,480	72,627	—
BAC	11/2016	USD	93,637	EUR	83,490	—	347,608
BAC	11/2016	USD	132,165	GBP	100,000	2,426,010	—
BAC	11/2016	USD	84,829	INR	5,737,000	—	957,698
BAC	12/2016	USD	14,332	PHP	705,000	—	193,510
BAC	11/2016	USD	38,109	PLN	149,250	—	882,393
BOA	10/2016	BRL	677,490	USD	208,702	—	381,834
BOA	02/2017	CNH	736,824	USD	109,570	340,148	293,094
BOA	10/2016 - 11/2016	EUR	100,755	USD	112,923	670,431	218,540
BOA	10/2016	IDR	1,032,526,000	USD	79,181	—	66,738
BOA	10/2016 - 11/2016	JPY	107,989,632	USD	998,696	69,234,118	1,166,583
BOA	10/2016	KRW	66,444,000	USD	60,000	301,505	—
BOA	10/2016 - 11/2016	MXN	1,177,100	USD	59,400	1,143,587	—
BOA	12/2016	MYR	16,784	USD	4,144	—	84,535
BOA	11/2016	NOK	514,650	USD	59,990	4,393,651	—
BOA	11/2016	NZD	31,020	USD	21,743	801,988	—
BOA	11/2016	SEK	273,000	USD	33,251	—	1,355,524
BOA	10/2016	USD	64,386	AUD	84,000	97,842	—
BOA	10/2016	USD	206,150	BRL	677,490	—	2,171,063
BOA	02/2017	USD	41,000	CNH	284,438	—	1,315,851
BOA	10/2016 - 11/2016	USD	197,966	EUR	176,325	691,593	1,126,600
BOA	11/2016	USD	519,947	GBP	362,485	49,699,591	—
BOA	12/2016	USD	74,886	HUF	20,617,000	—	336,922
BOA	10/2016 - 11/2016	USD	243,415	IDR	3,191,552,000	30,087	927,201
BOA	10/2016 - 11/2016	USD	182,494	INR	12,254,000	—	822,257
BOA	11/2016	USD	151,165	JPY	16,300,000	—	9,880,274
BOA	12/2016	USD	20,960	MYR	84,885	427,535	—
BOA	11/2016	USD	63,634	NOK	525,120	—	2,059,740
BOA	11/2016	USD	28,678	NZD	39,400	42,753	—
BOA	11/2016	USD	60,168	RUB	4,002,500	—	3,002,180
BOA	10/2016	USD	84,888	TRY	251,120	1,363,392	—
BOA	10/2016 - 11/2016	USD	141,378	ZAR	2,100,000	—	11,106,681
BOA	10/2016 - 12/2016	ZAR	1,627,000	USD	108,924	8,530,939	—
CITNA-B	11/2016	AUD	85,835	USD	62,502	3,122,909	—
CITNA-B	10/2016	BRL	392,117	USD	120,892	—	320,136
CITNA-B	11/2016	EUR	24,725	USD	27,999	32,561	199,552
CITNA-B	11/2016	GBP	14,935	USD	19,636	—	261,481
CITNA-B	11/2016	JPY	5,526,310	USD	53,000	1,595,564	—
CITNA-B	11/2016	PLN	198,416	USD	51,441	394,370	—
CITNA-B	11/2016	USD	151,767	AUD	208,425	—	7,583,064
CITNA-B	10/2016 - 11/2016	USD	253,078	BRL	825,583	971,334	—
CITNA-B	02/2017	USD	37,000	CNH	250,386	—	250,058

34       OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
CITNA-B	11/2016	USD	4,689	DKK	30,705	$45,817	$—
CITNA-B	11/2016	USD	80,724	EUR	71,515	370,138	150,809
CITNA-B	11/2016	USD	79,998	GBP	60,645	1,324,106	—
CITNA-B	11/2016	USD	70,669	JPY	7,216,000	—	622,508
CITNA-B	11/2016	USD	38,721	MXN	762,114	142,338	587,316
CITNA-B	11/2016	USD	92,491	NOK	760,650	—	2,668,081
CITNA-B	11/2016	ZAR	276,738	USD	18,826	1,161,717	—
DEU	11/2016	EUR	148,455	USD	166,653	625,731	162,618
DEU	11/2016	NOK	779,720	USD	94,414	3,130,626	—
DEU	11/2016	PLN	119,000	USD	30,736	352,590	—
DEU	03/2017	SEK	841,385	USD	99,875	—	964,024
DEU	11/2016	USD	77,459	EUR	69,040	172,232	431,249
DEU	11/2016	USD	31,758	NZD	47,000	—	2,401,037
GSCO-OT	11/2016	ARS	181,200	USD	11,663	—	212,635
GSCO-OT	10/2016 - 11/2016	AUD	104,075	USD	79,446	267,169	82,255
GSCO-OT	10/2016 - 01/2017	BRL	270,760	USD	70,822	10,854,998	22,253
GSCO-OT	11/2016	CAD	44,810	USD	34,222	—	55,502
GSCO-OT	02/2017	CNH	88,000	USD	12,994	98,061	—
GSCO-OT	11/2016	GBP	146,000	USD	191,256	—	1,852,337
GSCO-OT	11/2016	JPY	13,318,000	USD	127,839	3,732,397	—
GSCO-OT	02/2017	KRW	27,317,250	USD	24,705	77,321	—
GSCO-OT	11/2016	MXN	505,800	USD	26,690	—	741,343
GSCO-OT	11/2016	NOK	246,000	USD	29,993	782,024	—
GSCO-OT	10/2016 - 01/2017	USD	157,721	BRL	572,870	28,501	14,075,637
GSCO-OT	02/2017	USD	71,068	CNH	490,280	—	1,857,049
GSCO-OT	10/2016	USD	560	EUR	500	—	2,095
GSCO-OT	10/2016 - 11/2016	USD	398,467	JPY	41,667,000	—	12,711,122
GSCO-OT	02/2017	USD	22,500	KRW	27,317,250	—	2,282,047
GSCO-OT	11/2016	USD	10,000	MXN	196,560	—	83,917
GSCO-OT	10/2016	USD	23,850	ZAR	320,000	535,340	—
HSBC	11/2016	CAD	85,560	USD	66,263	—	1,025,317
HSBC	11/2016	COP	29,737,000	USD	10,123	105,101	—
HSBC	11/2016	DKK	234,315	USD	35,878	—	446,799
HSBC	11/2016 - 03/2017	EUR	261,620	USD	295,754	437,914	1,351,381
HSBC	11/2016	GBP	16,390	USD	21,588	—	325,199
HSBC	12/2016	MYR	84,885	USD	20,547	—	15,109
HSBC	11/2016	PLN	154,780	USD	39,934	501,671	—
HSBC	10/2016	TRY	22,700	USD	7,735	—	184,418
HSBC	11/2016 - 03/2017	USD	49,431	EUR	43,750	177,592	68,455
HSBC	11/2016	USD	93,729	GBP	67,605	6,026,754	—
HSBC	11/2016	USD	9,461	MXN	176,200	421,356	—
HSBC	03/2017	USD	71,160	PLN	275,990	—	823,875
JPM	10/2016 - 11/2016	AUD	72,320	USD	55,023	280,937	6,512
JPM	10/2016	BRL	365,943	USD	112,643	209,415	328,682
JPM	11/2016	EUR	77,725	USD	87,200	301,628	7,817
JPM	11/2016	GBP	263,030	USD	346,633	—	5,407,036
JPM	10/2016	IDR	96,300,000	USD	7,409	—	30,087

35       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	11/2016	JPY	11,453,000	USD	113,168	$337,862	$350,659
JPM	06/2018	KRW	134,400,000	USD	128,000	—	5,750,389
JPM	11/2016	MXN	1,262,014	USD	65,843	446,223	1,477,721
JPM	11/2016	PLN	360,000	USD	92,050	1,998,058	—
JPM	11/2016	SGD	1,100	USD	814	—	7,543
JPM	11/2016	USD	60,733	AUD	85,000	—	4,253,799
JPM	10/2016 - 01/2017	USD	281,681	BRL	937,117	596,341	4,050,109
JPM	11/2016	USD	62,804	CAD	80,872	1,139,992	—
JPM	10/2016 - 11/2016	USD	224,169	EUR	198,090	1,810,191	514,789
JPM	11/2016	USD	531,102	GBP	386,455	29,739,665	—
JPM	10/2016	USD	7,287	IDR	96,300,000	—	92,123
JPM	11/2016	USD	137,765	JPY	13,996,000	77,059	587,915
JPM	06/2018	USD	111,767	KRW	134,400,000	—	10,482,459
JPM	10/2016	USD	233,453	MXN	4,409,600	6,273,329	—
JPM	11/2016	USD	800	PLN	3,130	—	17,372
JPM	01/2017	USD	49,481	RUB	3,429,100	—	3,596,961
JPM	11/2016 - 12/2016	USD	134,123	ZAR	1,976,258	—	8,259,552
JPM	10/2016 - 11/2016	ZAR	2,769,000	USD	186,549	14,160,818	—
MSCO	11/2016	EUR	663,165	USD	752,962	1,102,342	7,537,090
MSCO	11/2016	GBP	4,895	USD	6,788	—	438,383
MSCO	11/2016	JPY	4,474,640	USD	40,985	3,224,731	—
MSCO	11/2016	USD	702,604	EUR	618,855	6,871,148	915,182
MSCO	11/2016	USD	41,265	MXN	780,700	1,213,152	—
RBS	11/2016	CAD	15,720	USD	12,000	—	13,542
RBS	11/2016	JPY	355,769	USD	3,498	16,664	—
RBS	11/2016	SEK	600,000	USD	70,636	—	535,839
RBS	11/2016	USD	50,177	CAD	65,033	590,143	—
RBS	11/2016	USD	11,337	EUR	10,000	79,490	—
RBS	11/2016	USD	48,463	JPY	4,935,041	—	292,757
RBS	11/2016	USD	30,544	NOK	254,600	—	1,306,821
RBS	11/2016	USD	70,098	PLN	274,166	—	1,527,042
RBS	11/2016	USD	20,000	SEK	170,130	123,212	—
TDB	11/2016	AUD	12,840	USD	9,831	—	14,641
TDB	10/2016	BRL	83,640	USD	25,766	—	47,140
TDB	11/2016	CAD	65,480	USD	50,009	—	81,791
TDB	11/2016	EUR	553,880	USD	628,435	32,839	4,962,900
TDB	11/2016	GBP	3,460	USD	4,600	—	111,758
TDB	11/2016	MXN	1,120,700	USD	60,876	—	3,382,049
TDB	12/2016	PHP	35,000	USD	733	—	12,326
TDB	10/2016	TRY	83,550	USD	26,617	1,172,753	—
TDB	10/2016 - 01/2017	USD	109,620	BRL	447,390	1,186	24,896,272
TDB	11/2016	USD	863,823	EUR	761,225	6,908,888	—
TDB	11/2016	USD	9,887	GBP	7,500	157,022	—
TDB	11/2016	USD	239,689	MXN	4,488,200	9,435,078	—
TDB	11/2016	USD	801	SGD	1,100	—	5,775
TDB	11/2016	USD	174,808	ZAR	2,482,210	1,013,054	5,489,965
Total Unrealized Appreciation and Depreciation						$267,546,492	$200,310,458

36       OPPENHEIMER INTERNATIONAL BOND FUND

Futures Contracts as of September 30, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation

Euro-BUND	EUX	Buy	12/8/16	174	$32,388,202	$507,967

Over-the-Counter Options Written at September 30, 2016
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts			Premiums Received	Value

AUD Currency Put	GSCO-OT	USD	0.720	1/3/17	AUD	(300,000,000	) $	1,334,664	$(1,510,800)

BRL Currency Call	CITNA-B	BRL	3.010	12/2/16	BRL	(602,000,000)		679,000	(362,404)

BRL Currency Put	CITNA-B	BRL	3.600	12/2/16	BRL	(720,000,000)		2,190,000	(1,452,960)

BRL Currency Call	GSCO-OT	BRL	3.425	3/31/17	BRL	(171,250,000)		2,416,250	(2,158,435)

BRL Currency Put	GSCO-OT	BRL	3.425	3/31/17	BRL	(171,250,000)		2,416,250	(2,544,090)

BRL Currency Put	GSCO-OT	BRL	3.400	11/9/16	BRL	(170,000,000)		835,000	(579,360)

BRL Currency Put	GSCO-OT	BRL	3.450	11/23/16	BRL	(129,375,000)		727,500	(481,016)

BRL Currency Put	GSCO-OT	BRL	3.518	11/17/16	BRL	(351,750,000)		1,345,000	(708,073)

BRL Currency Put	JPM	BRL	3.450	11/23/16	BRL	(129,375,000)		717,338	(481,016)

CLP Currency Put	GSCO-OT	CLP	682.500	12/13/16	CLP	(68,250,000,000)		2,325,000	(887,250)

COP Currency Put	GSCO-OT	COP	2950.000	12/12/16	COP	(221,250,000,000)		3,071,250	(2,212,500)

COP Currency Put	JPM	COP	3000.000	12/13/16	COP	(150,000,000,000)		1,906,001	(1,050,000)

EUR Currency Put	BOA	USD	1.100	12/13/16	EUR	(150,000,000)		1,382,535	(1,175,850)

EUR Currency Put[1]	GSCO-OT	USD	1.060	1/5/17	EUR	(200,000,000)		820,014	(677,600)

GBP Currency Put	BAC	USD	1.310	12/6/16	GBP	(75,000,000)		911,760	(2,148,075)

IDR Currency Put	GSCO-OT	IDR	13580.000	12/8/16	IDR	(1,018,500,000,000)		660,000	—

IDR Currency Call	GSCO-OT	IDR	12680.000	12/8/16	IDR	(951,000,000,000)		180,000	—

IDR Currency Put	SCB	IDR	14100.000	6/22/17	IDR	(705,000,000,000)		2,193,000	(1,410,000)

INR Currency Call	BOA	INR	68.000	12/13/16	INR	(6,800,000,000)		1,165,000	(1,462,000)

INR Currency Put	BOA	INR	68.000	12/13/16	INR	(6,800,000,000)		1,282,500	(1,013,200)

INR Currency Put	CITNA-B	INR	68.780	12/21/16	INR	(6,878,000,000)		700,000	(749,702)

INR Currency Call	CITNA-B	INR	66.610	12/21/16	INR	(6,661,000,000)		530,000	(552,863)

INR Currency Put	JPM	INR	70.500	3/6/17	INR	(7,050,000,000)		707,390	(1,064,550)

INR Currency Call	JPM	INR	66.000	3/6/17	INR	(6,600,000,000)		632,500	(442,200)

JPY Currency Put	BOA	JPY	103.000	12/6/16	JPY	(12,875,000,000)		2,252,751	(1,313,250)

JPY Currency Put	GSCO-OT	JPY	104.000	12/13/16	JPY	(15,600,000,000)		2,443,200	(1,279,200)

JPY Currency Call	GSCO-OT	JPY	100.000	12/13/16	JPY	(15,000,000,000)		2,601,300	(2,790,000)

KRW Currency Call	GSCO-OT	KRW	1130.000	10/20/16	KRW	(113,000,000,000)		1,760,008	(2,599,000)

MXN Currency Put	CITNA-B	MXN	21.300	12/20/16	MXN	(1,597,500,000)		1,214,007	(972,878)

MYR Currency Put	GSCO-OT	MYR	4.100	12/9/16	MYR	(307,500,000)		1,362,975	(1,743,525)

MYR Currency Put	JPM	MYR	4.175	12/8/16	MYR	(412,030,750)		1,247,794	(1,433,455)

NZD Currency Call	BOA	USD	0.744	12/29/16	NZD	(200,000,000)		1,848,341	(1,577,600)

NZD Currency Call	CITNA-B	USD	0.710	11/24/16	NZD	(75,000,000)		979,800	(1,583,475)

NZD Currency Call	JPM	USD	0.710	10/25/16	NZD	(150,000,000)		1,589,002	(2,569,800)

RUB Currency Put	GSCO-OT	RUB	69.150	3/22/17	RUB	(5,186,250,000)		2,062,501	(1,752,952)

RUB Currency Put	JPM	RUB	67.900	12/22/16	RUB	(5,092,500,000)		1,036,200	(819,893)

United States Treasury Bonds, 2.25%, 8/46 Put	BOA	USD	98.938	12/8/16	USD	(100,000,000)		2,875,000	(2,504,440)

United States Treasury Bonds, 2.25%, 8/46 Put	BOA	USD	97.141	12/9/16	USD	(100,000,000)		2,855,000	(1,735,600)

United States Treasury Bonds, 2.25%, 8/46 Put	BOA	USD	96.750	12/9/16	USD	(145,000,000)		4,150,000	(2,302,962)

United States Treasury Bonds, 2.25%, 8/46 Put	BOA	USD	95.957	11/25/16	USD	(45,000,000)		731,250	(463,419)

United States Treasury Bonds, 2.25%, 8/46 Put	JPM	USD	95.898	11/28/16	USD	(55,000,000)		850,025	(848,633)

37       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Options Written (Continued)

Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

ZAR Currency Call	GSCO-OT	ZAR	13.250	11/30/16	ZAR	(1,325,000,000)	$792,500	$(645,275)

ZAR Currency Put	JPM	ZAR	15.000	12/14/16	ZAR	(1,500,000,000)	2,616,500	(1,609,500)

ZAR Currency Call	JPM	ZAR	13.250	11/30/16	ZAR	(1,325,000,000)	1,012,310	(645,275)

Total Over-the-Counter Options Written							$67,408,416	$(56,314,076)

1. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 1.04 USD per 1 EUR.

Over-the-Counter Credit Default Swaps at September 30, 2016

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

Alpha Bank AE	BAC	Buy	5.000%	3/20/17 EUR	5,335	$(626,176)	$(24,173)

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17 EUR	4,405	171,759	152,280

Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17 EUR	4,405	171,759	152,280

Banco Santander SA	BAC	Sell	3.000	9/20/17 EUR	20,000	(72,359)	563,346

Banco Santander SA	BOA	Sell	3.000	12/20/17 EUR	5,000	(106,178)	171,303

Banco Santander SA	UBS	Sell	3.000	9/20/17 EUR	8,850	(31,905)	249,281

Federative Republic of Brazil	BNP	Buy	1.000	12/20/17 USD	50,000	(975,740)	48,438

Federative Republic of Brazil	BNP	Buy	1.000	12/20/17 USD	75,000	(1,570,342)	72,657

Federative Republic of Brazil	BNP	Buy	1.000	12/20/17 USD	25,000	(531,654)	24,219

Federative Republic of Brazil	BNP	Sell	1.000	6/20/21 USD	75,000	9,145,538	(5,036,661)

Federative Republic of Brazil	BNP	Sell	1.000	12/20/18 USD	10,265	812,157	(117,767)

Federative Republic of Brazil	DEU	Buy	1.000	12/20/17 USD	50,000	(1,080,723)	48,438

French Republic Bonds	GSG	Buy	0.250	6/20/21 USD	75,000	(230,038)	116,698

Hellenic Republic	BAC	Sell	1.000	3/20/20 USD	3,090	1,174,372	(763,171)

Hellenic Republic	BAC	Sell	1.000	3/20/20 USD	3,090	1,097,122	(763,171)

Hellenic Republic	GSG	Sell	1.000	3/20/20 USD	5,000	1,950,556	(1,234,905)

Hellenic Republic	GSG	Sell	1.000	9/20/20 USD	20,000	7,000,000	(5,300,197)

Hellenic Republic	GSG	Sell	1.000	6/20/17 USD	5,000	750,555	(366,355)

ICICI Bank Ltd.	GSG	Sell	1.000	12/20/19 USD	10,000	359,971	(30,609)

Kingdom of Spain	GSG	Buy	1.000	6/20/20 USD	50,000	47,068	(587,292)

Kingdom of Spain	GSG	Buy	1.000	12/20/20 USD	50,000	(54,790)	(539,146)

Kingdom of Spain	GSG	Buy	1.000	6/20/20 USD	50,000	70,615	(587,292)

Malaysia	BAC	Buy	1.000	12/20/20 USD	6,855	(481,199)	(5,996)

Malaysia	BNP	Buy	1.000	12/20/20 USD	6,445	(257,865)	(5,637)

Malaysia	BNP	Buy	1.000	12/20/20 USD	6,445	(328,478)	(5,637)

Malaysia	BOA	Buy	1.000	12/20/20 USD	6,855	(469,331)	(5,996)

38       OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaps (Continued)

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value

Malaysia	BOA	Buy	1.000%	12/20/20 USD	7,065	$(369,590)	$(6,179)

Malaysia	BOA	Buy	1.000	12/20/20 USD	3,430	(237,809)	(3,000)

Malaysia	BOA	Buy	1.000	12/20/20 USD	6,915	(369,675)	(6,048)

Malaysia	MOS-A	Buy	1.000	12/20/20 USD	6,910	(436,947)	(6,044)

Petrobras Global Finance BV	BNP	Sell	1.000	12/20/16 USD	9,185	(2,339)	(5,365)

Portuguese Republic	GOL	Sell	1.000	12/20/21 USD	10,000	907,779	(957,904)

Portuguese Republic	GSG	Buy	1.000	12/20/17 USD	25,000	(720,209)	182,676

Portuguese Republic	GSG	Buy	1.000	12/20/17 USD	25,000	(705,360)	182,676

Portuguese Republic	GSG	Buy	1.000	12/20/17 USD	25,000	(354,145)	182,676

Reliance Industries Ltd.	GSG	Sell	1.000	6/20/21 USD	10,000	448,896	(315,529)

Repubic of Italy	GOL	Buy	1.000	6/20/21 USD	30,000	(479,706)	604,673

Republic of Indonesia	BAC	Buy	1.000	12/20/20 USD	7,235	(466,961)	75,344

Republic of Indonesia	BAC	Buy	1.000	12/20/20 USD	6,855	(584,765)	71,386

Republic of Indonesia	BNP	Buy	1.000	9/20/20 USD	9,620	(677,203)	68,744

Republic of Indonesia	BNP	Buy	1.000	12/20/20 USD	12,890	(794,162)	134,233

Republic of Indonesia	BNP	Buy	1.000	12/20/20 USD	6,855	(591,941)	71,386

Republic of Indonesia	BOA	Buy	1.000	9/20/20 USD	16,035	(1,115,327)	114,585

Republic of Peru	BNP	Buy	1.000	12/20/20 USD	11,175	(319,257)	(80,719)

Republic of South Africa	BNP	Buy	1.000	6/20/21 USD	16,595	(1,179,391)	1,005,506

Republic of South Africa	CITNA-B	Buy	1.000	6/20/21 USD	16,595	(1,172,534)	1,005,506

Republic of Turkey	BNP	Buy	1.000	6/20/21 USD	19,100	(1,382,582)	1,198,482

Republic of Turkey	CITNA-B	Buy	1.000	6/20/21 USD	10,000	(814,174)	627,477

Republic of Turkey	CITNA-B	Buy	1.000	6/20/21 USD	18,620	(1,227,113)	1,146,467

Republic of Turkey	GSG	Buy	1.000	12/20/20 USD	17,219	(1,641,415)	848,611

Republic of Turkey	GSG	Buy	1.000	6/20/21 USD	20,000	(1,577,972)	1,254,954

Republic of Turkey	HSBC	Buy	1.000	12/20/20 USD	6,105	(587,330)	300,875

Republic of Turkey	HSBC	Buy	1.000	6/20/21 USD	15,830	(1,178,398)	993,296

Russian Federation	BNP	Buy	1.000	12/20/20 USD	6,915	(738,227)	236,470

State Bank of India	BNP	Sell	1.000	9/20/19 USD	13,035	537,811	43,134

Telefonica SA	UBS	Sell	1.000	9/20/17 EUR	5,000	627,078	44,673

Total Over-the-Counter Credit Default Swaps						$(1,268,274)	$(4,762,023)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

39       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**

Investment Grade Single Name Corporate Debt	$33,035,000		$—		BBB+ to BBB-
Investment Grade Single Name Corporate Debt	47,660,000	EUR		EUR	A- to BBB-
Non-Investment Grade Single Name Corporate Debt	9,185,000		—		AA- to BBB+
Non-Investment Grade Sovereign Debt	131,445,000		275,000,000		BB+ to B-

Total USD	$173,665,000		$275,000,000

Total EUR	47,660,000	EUR	—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at September 30, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BAC	Receive	Six-Month JPY BBA LIBOR	0.738%	4/25/46	JPY	8,910,000	$(411,482)

BOA	Pay	Three-Month NZD BBR FRA	2.268	5/23/18	NZD	75,000	515,556

BOA	Pay	Three-Month NZD BBR FRA	2.150	5/13/18	NZD	128,000	685,979

BOA	Pay	Three-Month NZD BBR FRA	1.970	8/15/18	NZD	72,300	(64,249)

BOA	Pay	Three-Month NZD BBR FRA	1.950	8/12/18	NZD	101,000	(118,672)

BOA	Pay	Three-Month NZD BBR FRA	1.950	8/11/18	NZD	71,300	(86,869)

BOA	Receive	Three-Month AUD BBR BBSW	1.690	8/10/19	AUD	44,500	(66,914)

BOA	Receive	Three-Month AUD BBR BBSW	1.685	8/11/19	AUD	66,500	(99,947)

BOA	Receive	Three-Month AUD BBR BBSW	1.695	8/8/19	AUD	111,000	(192,212)

BOA	Receive	Three-Month USD BBA LIBOR	1.609	2/24/26	USD	10,500	(174,305)

BOA	Pay	Three-Month NZD BBR FRA	1.935	8/23/18	NZD	105,200	(148,069)

BOA	Receive	Three-Month ZAR JIBAR SAFEX	8.063	9/27/26	ZAR	280,000	77,865

BOA	Pay	Six-Month JPY BBA LIBOR	0.515	4/4/36	JPY	1,450,000	472,995

40       OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BOA	Pay	Six-Month JPY BBA LIBOR	0.515%	4/4/46	JPY	1,000,000	$(485,194)

DEU	Pay	BZDI	13.130	1/2/25	BRL	45,000	509,227

GOL	Pay	Six-Month SGD SOR VWAP	2.418	10/4/26	SGD	75,000	63,102

GOL	Pay	Six-Month SGD SOR VWAP	2.405	9/30/26	SGD	75,000	39,086

GSG	Receive	Three-Month USD BBA LIBOR	2.396	10/29/24	USD	6,660	(587,150)

GSG	Receive	Six-Month JPY BBA LIBOR	0.170	7/1/46	JPY	1,680,000	1,375,117

GSG	Pay	Six-Month PLN WIBOR WIBO	1.780	6/10/21	PLN	200,000	(327,949)

GSG	Pay	Six-Month JPY BBA LIBOR	0.440	6/1/36	JPY	5,550,000	926,277

GSG	Receive	Six-Month EUR EURIBOR	1.361	5/9/46	EUR	89,000	(4,763,650)

GSG	Receive	Six-Month JPY BBA LIBOR	0.570	6/1/46	JPY	3,800,000	(1,207,673)

GSG	Pay	Six-Month JPY BBA LIBOR	0.140	7/1/36	JPY	2,500,000	(1,053,419)

GSG	Pay	Six-Month PLN WIBOR WIBO	1.538	1/15/19	PLN	170,000	112,152

JPM	Pay	Six-Month PLN WIBOR WIBO	2.315	1/15/26	PLN	90,200	431,657

JPM	Receive	Three-Month USD BBA LIBOR	1.637	2/22/26	USD	16,000	(307,423)

JPM	Receive	Six-Month EUR EURIBOR	0.888	9/19/28	EUR	75,000	(2,655,482)

JPM	Receive	Three-Month USD BBA LIBOR	2.399	10/29/24	USD	6,190	(547,218)

SIB	Receive	BZDI	11.750	1/2/25	BRL	45,000	31,472

t-DEU	Receive	Three-Month ZAR JIBAR SAFEX	8.100	9/29/26	ZAR	346,000	30,591

Total Centrally Cleared Interest Rate Swaps							$(8,026,801)

Over-the-Counter Interest Rate Swaps at September 30, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BOA	Receive	One-Time INR MIBOR OIS Compound	6.720%	3/2/17	INR	18,000,000	$ (395,048)

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.390	4/11/18	INR	3,500,000	(54,958)

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.540	3/2/21	INR	4,035,000	168,571

41       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

BOA	Receive	One-Time INR MIBOR OIS Compound	6.935%	2/24/17	INR	17,800,000	$(931,115)

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.760	2/24/21	INR	4,050,000	824,619

BOA	Pay	Six-Month INR MIBOR OIS Compound	6.420	8/10/21	INR	3,900,000	(188,026)

BOA	Receive	One-Time INR MIBOR OIS Compound	6.445	8/1/17	INR	35,000,000	200,175

BOA	Receive	One-Time INR MIBOR OIS Compound	6.450	8/10/17	INR	17,500,000	83,807

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.390	4/18/18	INR	7,200,000	(107,074)

BOA	Receive	Three-Month KRW CD KSDA	1.280	8/29/26	KRW	40,000,000	(39,662)

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.400	8/1/17	INR	7,850,000	(483,636)

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.235	9/23/21	INR	3,634,000	(662,432)

BOA	Pay	Six-Month THB THBFIX	1.625	9/8/19	THB	3,000,000	(34,786)

BOA	Receive	Six-Month THB THBFIX	2.190	9/8/26	THB	980,000	(43,586)

BOA	Receive	Three-Month KRW CD KSDA	1.310	8/31/26	KRW	23,000,000	(83,753)

DEU	Pay	BZDI	13.430	1/2/19	BRL	195,000	1,376,253

GOL	Pay	Six-Month THB THBFIX	1.580	9/20/19	THB	2,160,000	(116,534)

GOL	Pay	BZDI	11.745	1/2/20	BRL	148,000	114,932

GOL	Receive	Six-Month THB THBFIX	2.145	9/20/26	THB	720,000	64,400

GOL	Receive	Six-Month THB THBFIX	2.153	9/19/26	THB	600,000	39,489

GOL	Pay	Six-Month THB THBFIX	1.590	9/19/19	THB	1,800,000	(75,520)

GOL	Pay	BZDI	12.020	1/2/19	BRL	191,000	193,811

GOL	Receive	Three-Month KRW CD KSDA	1.298	8/31/36	KRW	15,000,000	(82,866)

GOL	Receive	Three-Month KRW CD KSDA	1.238	8/5/21	KRW	56,000,000	(28,037)

GOL	Pay	Three-Month COP IBR OIS Compound	6.470	9/29/26	COP	95,000,000	(665,902)

42       OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaps (Continued)

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value

GSCOI	Pay	Six-Month THB THBFIX	1.640%	9/2/19	THB	1,500,000	$(6,219)

GSG	Pay	Six-Month CLP TNA	4.350	1/14/21	CLP	23,500,000	815,193

GSG	Pay	Six-Month PLN WIBOR WIBO	1.860	5/20/20	PLN	200,000	83,396

HSBC	Receive	MXN TIIE BANXICO	5.180	4/13/20	MXN	382,000	507,131

JPM	Pay	Three-Month COP IBR OIS Compound	5.790	2/10/25	COP	32,000,000	(631,919)

JPM	Receive	Seven-Year EUR CPI EXT	0.910	9/15/23	EUR	33,000	420,764

JPM	Receive	MXN TIIE BANXICO	5.185	4/9/20	MXN	350,000	462,121

JPM	Receive	MXN TIIE BANXICO	5.230	4/7/20	MXN	320,000	395,171

JPM	Pay	Three-Month COP IBR OIS	6.090	10/29/24	COP	15,470,000	(187,036)

JPM	Pay	Three-Month COP IBR OIS Compound	6.980	7/11/26	COP	20,000,000	112,944

JPM	Pay	MXN TIIE BANXICO	5.947	2/6/26	MXN	340,000	(546,318)

JPM	Pay	Three-Month COP IBR OIS Compound	7.300	6/1/26	COP	39,425,000	559,575

MOS	Pay	Three-Month COP IBR OIS Compound	6.090	10/29/24	COP	15,940,000	(192,718)

SAN	Pay	BZDI	11.740	1/2/20	BRL	150,000	111,738

SAN	Pay	Three-Month COP IBR OIS Compound	6.980	7/13/26	COP	21,000,000	118,591

SAN	Pay	BZDI	11.985	1/2/19	BRL	200,000	253,141

SIB	Pay	MXN TIIE BANXICO	6.060	2/10/26	MXN	220,000	(250,836)

SIB	Pay	Six-Month CLP TNA	4.050	6/22/21	CLP	7,600,000	120,300

t-DEU	Pay	BZDI	12.050	1/2/19	BRL	200,000	324,652

Total Over-the-Counter Interest Rate Swaps							$1,542,793

Over-the-Counter Credit Default Swaptions Written at September 30, 2016

Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 12/20/21 Call	JPM	Sell	CDX. NA.HY.27	5.000%	12/21/16	100,000	$760,000	$(656,000)

43       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Credit Default Swaptions Written (Continued)

Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 12/20/21 Call	JPM	Sell	iTraxx Europe Crossover Series 26 Version 1	5.000%	12/21/16	62,278	$489,916	$(475,728)

Credit Default Swap maturing 12/20/21 Call	JPM	Buy	CDX. NA.HY.27	5.000	12/21/16	100,000	380,000	(413,000)

Total Over-the-Counter Credit Default Swaptions Written							$1,629,916	$(1,544,728)

Over-the-Counter Interest Rate Swaptions Written at September 30, 2016

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate		Notional Amount (000's)	Premiums Received	Value

Interest Rate Swap Maturing 12/19/26 Call	BOA	Receive	Six-Month AUD BBR BBSW	2.195%	12/16/16 AUD	75,000	$497,686	$(948,258)

Interest Rate Swap Maturing 12/9/46 Call	BOA	Pay	Six-Month EUR EURIBOR	0.994	12/7/16 EUR	50,000	562,125	(753,031)

Interest Rate Swap Maturing 12/20/46 Call	BOA	Receive	Three-Month USD BBA LIBOR	1.802	12/6/16 USD	50,000	1,320,000	(1,620,546)

Interest Rate Swap Maturing 11/25/19 Call	BOA	Receive	Three-Month AUD BBR BBSW	1.568	11/24/16 AUD	275,000	512,791	(45,691)

Interest Rate Swap Maturing 11/29/21 Call	BOA	Pay	Three-Month USD BBA LIBOR	1.367	11/25/16 USD	200,000	770,000	(330,488)

Interest Rate Swap Maturing 12/19/46 Call	BOA	Pay	Six-Month EUR EURIBOR	1.165	12/15/16 EUR	100,000	1,439,232	(885,426)

Interest Rate Swap Maturing 1/13/27 Call	BOA	Receive	Three-Month CAD BA CDOR	1.350	1/13/17 CAD	100,000	705,221	(1,283,312)

Interest Rate Swap Maturing 1/16/27 Call	BOA	Receive	Three-Month CAD BA CDOR	1.300	1/6/17 CAD	100,000	724,061	(1,081,364)

Interest Rate Swap Maturing 12/13/21 Call	BOA	Receive	Three-Month CAD BA CDOR	1.050	12/13/16 CAD	250,000	889,885	(1,407,942)

44       OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate		Notional Amount (000’s)	Premiums Received	Value

Interest Rate Swap Maturing 11/20/26 Call	BOA	Pay	MXN TIIE BANXICO	6.500%	12/1/16 MXN	500,000	$229,994	$(311,946)

Interest Rate Swap Maturing 11/24/26 Call	BOA	Pay	MXN TIIE BANXICO	6.500	12/5/16 MXN	1,000,000	538,555	(657,153)

Interest Rate Swap Maturing 11/18/21 Call	BOA	Pay	Three-Month CAD BA CDOR	0.983	11/18/16 CAD	150,000	663,431	(386,034)

Interest Rate Swap Maturing 11/22/23 Call	BOA	Receive	Six-Month AUD BBR BBSW	1.640	11/21/16 AUD	180,000	102,013	(37,146)

Interest Rate Swap Maturing 11/22/23 Call	BOA	Receive	Six-Month AUD BBR BBSW	1.640	11/21/16 AUD	500,000	207,886	(103,185)

Interest Rate Swap Maturing 12/23/21 Call	BOA	Pay	Three-Month CAD BA CDOR	0.975	12/23/16 CAD	150,000	604,387	(617,269)

Interest Rate Swap Maturing 12/23/21 Call	BOA	Receive	Three-Month CAD BA CDOR	0.975	12/23/16 CAD	150,000	604,388	(563,414)

Interest Rate Swap Maturing 12/20/46 Call	BOA	Receive	Three-Month USD BBA LIBOR	1.797	12/16/16 USD	50,000	1,320,000	(1,588,557)

Interest Rate Swap Maturing 11/17/21 Call	BOA	Receive	Three-Month CAD BA CDOR	1.005	11/17/16 CAD	150,000	658,969	(570,165)

Interest Rate Swap Maturing 11/17/21 Call	BOA	Pay	Three-Month CAD BA CDOR	1.005	11/17/16 CAD	150,000	658,969	(333,264)

Interest Rate Swap Maturing 11/18/21 Call	BOA	Receive	Three-Month CAD BA CDOR	0.983	11/18/16 CAD	150,000	663,431	(501,457)

Interest Rate Swap Maturing 11/7/26 Call	GOL	Pay	Six-Month JPY BBA LIBOR	0.258	11/2/16 JPY	10,000,000	495,172	(2,989)

45       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate		Notional Amount (000’s)		Premiums Received	Value

Interest Rate Swap Maturing 10/10/21 Call	GOL	Receive	Six-Month PLN WIBOR WIBO	1.775%	10/6/16	PLN	190,000	$276,923	$(257)

Interest Rate Swap Maturing 10/10/21 Call	GOL	Pay	Six-Month PLN WIBOR WIBO	1.775	10/6/16	PLN	190,000	276,923	(417,613)

Interest Rate Swap Maturing 6/7/47 Call	GSG	Receive	Six-Month EUR EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(12,429,463)

Interest Rate Swap maturing 6/5/38 Call	GSG	Pay	Six-Month JPY BBA LIBOR	1.303	6/1/18	JPY	7,500,000	1,109,640	(913,408)

Interest Rate Swap maturing 6/7/47 Call	GSG	Pay	Six-Month EUR EURIBOR	1.810	6/5/17	EUR	100,000	5,753,820	(313,093)

Interest Rate Swap maturing 3/6/47 Call	JPM	Pay	Six-Month EUR EURIBOR	0.795	3/2/17	EUR	75,000	4,144,078	(3,911,016)

Interest Rate Swap maturing 10/11/21 Call	JPM	Pay	Six-Month PLN WIBOR WIBO	1.860	10/7/16	PLN	160,000	230,218	(191,631)

Interest Rate Swap maturing 3/9/47 Call	JPM	Pay	Six-Month EUR EURIBOR	0.731	3/7/17	EUR	125,000	7,209,253	(7,637,099)

Interest Rate Swap maturing 11/30/21 Call	JPM	Pay	Three-Month USD BBA LIBOR	1.413	11/28/16	USD	250,000	850,000	(435,643)

Interest Rate Swap maturing 10/11/21 Call	JPM	Receive	Six-Month PLN WIBOR WIBO	1.860	10/7/16	PLN	160,000	230,219	(8,181)

Total Over-the-Counter Interest Rate Swaptions Written								$40,003,090	$(40,286,041)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas

46       OPPENHEIMER INTERNATIONAL BOND FUND

Counterparty Abbreviations (Continued)
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GOL	Goldman Sachs & Co.
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS	Morgan Stanley & Co., Inc.
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
RBS	Royal Bank of Scotland plc (The)
SAN	Santander
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
t-DEU	Deutsche Bank Securities, Inc.
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

47       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Continued

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.NA.HY.27	Markit CDX North American High Yield
CPI EXT	Excluding Tobacco Consumer Price Index
EURIBOR	Euro Interbank Offered Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KSDA	Korean Securities Dealers Assn.
OIS	Overnight Index Swap
THBFIX	Thai Baht Interest Rate Fixing
SOR VWAP	Swap Offered Rate Singapore Dollar Index
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camera
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

48       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES September 30, 2016

Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $5,611,819,197)	$5,558,250,860
Affiliated companies (cost $302,535,418)	302,535,418

5,860,786,278

Cash	39,859,067

Cash—foreign currencies (cost $10,767,538)	10,794,675

Cash used for collateral on futures	1,001,000

Cash used for collateral on OTC derivatives	16,318,800

Cash used for collateral on centrally cleared swaps	32,620,168

Unrealized appreciation on forward currency exchange contracts	267,546,492

Swaps, at value (net premiums paid $21,079,447)	19,343,544

Centrally cleared swaps, at value	5,271,076

Receivables and other assets:
Investments sold (including $29,250,545 sold on a when-issued or delayed delivery basis)	163,917,954
Interest, dividends and principal paydowns	83,648,996
Shares of beneficial interest sold	4,802,949
Variation margin receivable	67,332
Other	275,481

Total assets	6,506,253,812

Liabilities
Unrealized depreciation on forward currency exchange contracts	200,310,458

Options written, at value (premiums received $67,408,416)	56,314,076

Swaps, at value (net premiums received $19,811,173)	22,562,774

Centrally cleared swaps, at value	13,297,877

Swaptions written, at value (premiums received $41,633,006)	41,830,769

Payables and other liabilities:
Investments purchased (including $57,993,265 purchased on a when-issued or delayed delivery basis)	179,331,678
Shares of beneficial interest redeemed	16,324,439
Dividends	1,412,610
Distribution and service plan fees	468,529
Trustees’ compensation	248,925
Shareholder communications	91,897
Variation margin payable	7,811
Other	820,355

Total liabilities	533,022,198

Net Assets	$5,973,231,614

49       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Continued

Composition of Net Assets
Par value of shares of beneficial interest	$1,005,307

Additional paid-in capital	6,335,144,368

Accumulated net investment loss	(176,959,235)

Accumulated net realized loss on investments and foreign currency transactions	(196,386,654)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,427,828

Net Assets	$5,973,231,614

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,611,584,086 and 271,014,731 shares of beneficial interest outstanding)	$5.95
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.25

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,209,525 and 3,073,881 shares of beneficial interest outstanding)	$5.92

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $493,319,381 and 83,269,160 shares of beneficial interest outstanding)	$5.92

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,631,479,964 and 274,688,239 shares of beneficial interest outstanding)	$5.94

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $146,479,137 and 24,704,376 shares of beneficial interest outstanding)	$5.93

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,072,159,521 and 348,556,687 shares of beneficial interest outstanding)	$5.95

See accompanying Notes to Consolidated Financial Statements.

50       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Year Ended September 30, 2016

Investment Income
Interest (net of foreign withholding taxes of $2,389,010)	$301,071,554

Dividends from affiliated companies	756,986

Total investment income	301,828,540

Expenses
Management fees	33,665,107

Distribution and service plan fees:
Class A	4,345,497
Class B	259,702
Class C	5,239,604
Class R	746,120

Transfer and shareholder servicing agent fees:
Class A	3,861,769
Class B	57,201
Class C	1,153,700
Class I	421,387
Class R	329,134
Class Y	5,284,090

Shareholder communications:
Class A	65,723
Class B	2,139
Class C	18,565
Class I	2,733
Class R	850
Class Y	72,859

Custodian fees and expenses	696,740

Trustees’ compensation	190,696

Borrowing fees	110,975

Other	1,273,322

Total expenses	57,797,913
Less reduction to custodian expenses	(16,752)
Less waivers and reimbursements of expenses	(971,691)

Net expenses	56,809,470

Net Investment Income	245,019,070

51       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options and swaptions exercised)(net of foreign capital gains tax of $469,747)	$(15,611,087)
Closing and expiration of option contracts written	22,331,481
Closing and expiration of futures contracts	(5,743,669)
Foreign currency transactions	(78,120,141)
Swap contracts	(29,307,572)
Closing and expiration of swaption contracts written	16,227,325

Net realized loss	(90,223,663)

Net change in unrealized appreciation/depreciation on:
Investments	262,429,773
Translation of assets and liabilities denominated in foreign currencies	146,095,626
Futures contracts	(2,321,320)
Option contracts written	19,330,956
Swap contracts	20,013,588
Swaption contracts written	(6,893,472)

Net change in unrealized appreciation/depreciation	438,655,151

Net Increase in Net Assets Resulting from Operations	$593,450,558

See accompanying Notes to Consolidated Financial Statements.

52       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2016	September 30, 2015

Operations
Net investment income	$245,019,070	$236,967,127

Net realized loss	(90,223,663)	(269,827,797)

Net change in unrealized appreciation/depreciation	438,655,151	(219,030,718)

Net increase (decrease) in net assets resulting from operations	593,450,558	(251,891,388)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(28,695,968)	(59,378,613)
Class B	(331,852)	(981,103)
Class C	(6,892,603)	(12,542,702)
Class I	(26,029,127)	(24,536,293)
Class R	(2,295,521)	(4,124,206)
Class Y	(41,834,717)	(79,088,208)

	(106,079,788)	(180,651,125)

Tax return of capital distribution:
Class A	(37,451,448)	(18,311,460)
Class B	(433,103)	(302,557)
Class C	(8,995,618)	(3,867,978)
Class I	(33,970,923)	(7,566,619)
Class R	(2,995,912)	(1,271,842)
Class Y	(54,598,987)	(24,389,599)

	(138,445,991)	(55,710,055)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(493,083,408)	(934,147,804)
Class B	(22,776,411)	(29,914,814)
Class C	(120,840,114)	(227,136,145)
Class I	385,646,845	437,267,773
Class R	(28,697,932)	(37,350,514)
Class Y	(835,584,507)	(444,271,574)

	(1,115,335,527)	(1,235,553,078)

Net Assets
Total decrease	(766,410,748)	(1,723,805,646)

Beginning of period	6,739,642,362	8,463,448,008

End of period (including accumulated net investment loss of $176,959,235 and $282,185,373, respectively)	$5,973,231,614	$6,739,642,362

See accompanying Notes to Consolidated Financial Statements.

53       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September
Class A	30, 2016	30, 2015	30, 2014	30, 2013	28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$5.62	$6.01	$6.09	$6.54	$6.29

Income (loss) from investment operations:
Net investment income[2]	0.22	0.18	0.19	0.23	0.25
Net realized and unrealized gain (loss)	0.33	(0.39)	(0.08)	(0.40)	0.33

Total from investment operations	0.55	(0.21)	0.11	(0.17)	0.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.14)	(0.07)	(0.24)	(0.33)
Distributions from net realized gain	0.00	0.00	(0.00)[3]	(0.04)	0.00
Tax return of capital distribution	(0.12)	(0.04)	(0.12)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.22)	(0.18)	(0.19)	(0.28)	(0.33)

Net asset value, end of period	$5.95	$5.62	$6.01	$6.09	$6.54

Total Return, at Net Asset Value[4]	9.95%	(3.57)%	1.86%	(2.77)%	9.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,611,584	$2,010,994	$3,104,220	$4,794,923	$5,886,327

Average net assets (in thousands)	$1,753,796	$2,556,904	$4,022,858	$5,586,929	$6,013,740

Ratios to average net assets:[5]
Net investment income	3.78%	3.03%	3.16%	3.61%	3.89%
Expenses excluding specific expenses listed below	1.05%	1.02%	1.02%	1.01%	1.02%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.05%	1.02%	1.02%	1.01%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.02%	1.02%	1.01%	1.02%

Portfolio turnover rate	128%	111%	108%	105%	111%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2016	1.05%
Year Ended September 30, 2015	1.02%
Year Ended September 30, 2014	1.02%
Year Ended September 30, 2013	1.01%
Year Ended September 28, 2012	1.02%

See accompanying Notes to Consolidated Financial Statements.

54       OPPENHEIMER INTERNATIONAL BOND FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September
Class B	30, 2016	30, 2015	30, 2014	30, 2013	28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$5.60	$5.99	$6.07	$6.51	$6.27

Income (loss) from investment operations:
Net investment income[2]	0.17	0.13	0.14	0.18	0.19
Net realized and unrealized gain (loss)	0.32	(0.38)	(0.08)	(0.40)	0.33

Total from investment operations	0.49	(0.25)	0.06	(0.22)	0.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.11)	(0.05)	(0.18)	(0.28)
Distributions from net realized gain	0.00	0.00	(0.00)[3]	(0.04)	0.00
Tax return of capital distribution	(0.10)	(0.03)	(0.09)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.17)	(0.14)	(0.14)	(0.22)	(0.28)

Net asset value, end of period	$5.92	$5.60	$5.99	$6.07	$6.51

Total Return, at Net Asset Value[4]	8.96%	(4.32)%	1.06%	(3.46)%	8.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,210	$39,835	$73,164	$128,905	$193,955

Average net assets (in thousands)	$25,916	$56,357	$99,269	$165,674	$208,830

Ratios to average net assets:[5]
Net investment income	2.95%	2.27%	2.38%	2.77%	3.02%
Expenses excluding specific expenses listed below	1.81%	1.77%	1.81%	1.85%	1.89%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.81%	1.77%	1.81%	1.85%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.77%	1.81%	1.85%	1.89%

Portfolio turnover rate	128%	111%	108%	105%	111%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2016	1.81%
Year Ended September 30, 2015	1.77%
Year Ended September 30, 2014	1.81%
Year Ended September 30, 2013	1.85%
Year Ended September 28, 2012	1.89%

See accompanying Notes to Consolidated Financial Statements.

55       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September
Class C	30, 2016	30, 2015	30, 2014	30, 2013	28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$5.60	$5.99	$6.07	$6.51	$6.27

Income (loss) from investment operations:
Net investment income[2]	0.17	0.13	0.15	0.19	0.20
Net realized and unrealized gain (loss)	0.32	(0.38)	(0.08)	(0.40)	0.33

Total from investment operations	0.49	(0.25)	0.07	(0.21)	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.11)	(0.06)	(0.19)	(0.29)
Distributions from net realized gain	0.00	0.00	(0.00)[3]	(0.04)	0.00
Tax return of capital distribution	(0.10)	(0.03)	(0.09)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.17)	(0.14)	(0.15)	(0.23)	(0.29)

Net asset value, end of period	$5.92	$5.60	$5.99	$6.07	$6.51

Total Return, at Net Asset Value[4]	8.97%	(4.31)%	1.13%	(3.30)%	8.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$493,319	$585,788	$858,281	$1,238,931	$1,614,123

Average net assets (in thousands)	$524,002	$713,793	$1,033,206	$1,509,389	$1,651,022

Ratios to average net assets:[5]
Net investment income	3.04%	2.30%	2.45%	2.93%	3.21%
Expenses excluding specific expenses listed below	1.80%	1.77%	1.74%	1.69%	1.71%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.80%	1.77%	1.74%	1.69%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.78%	1.77%	1.74%	1.69%	1.71%

Portfolio turnover rate	128%	111%	108%	105%	111%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2016	1.80%
Year Ended September 30, 2015	1.77%
Year Ended September 30, 2014	1.74%
Year Ended September 30, 2013	1.69%
Year Ended September 28, 2012	1.71%

See accompanying Notes to Consolidated Financial Statements.

56       OPPENHEIMER INTERNATIONAL BOND FUND

					Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended
	September	September	September	September	September28,
Class I	30, 2016	30, 2015	30, 2014	30, 2013	2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$5.61	$6.00	$6.08	$6.53	$6.36

Income (loss) from investment operations:
Net investment income[3]	0.24	0.21	0.22	0.24	0.18
Net realized and unrealized gain (loss)	0.33	(0.39)	(0.08)	(0.38)	0.18

Total from investment operations	0.57	(0.18)	0.14	(0.14)	0.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.16)	(0.09)	(0.27)	(0.19)
Distributions from net realized gain	0.00	0.00	(0.00)[4]	(0.04)	0.00
Tax return of capital distribution	(0.14)	(0.05)	(0.13)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.24)	(0.21)	(0.22)	(0.31)	(0.19)

Net asset value, end of period	$5.94	$5.61	$6.00	$6.08	$6.53

Total Return, at Net Asset Value[5]	10.45%	(3.16)%	2.32%	(2.31)%	5.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,631,480	$1,154,225	$779,478	$542,637	$855

Average net assets (in thousands)	$1,406,045	$918,521	$611,312	$206,805	$380

Ratios to average net assets:[6]
Net investment income	4.28%	3.54%	3.58%	3.95%	4.20%
Expenses excluding specific expenses listed below	0.60%	0.57%	0.56%	0.57%	0.57%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	0.60%	0.57%	0.56%	0.57%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	0.57%	0.56%	0.57%	0.57%

Portfolio turnover rate	128%	111%	108%	105%	111%

57       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2016	0.60%
Year Ended September 30, 2015	0.57%
Year Ended September 30, 2014	0.56%
Year Ended September 30, 2013	0.57%
Period Ended September 28, 2012	0.57%

See accompanying Notes to Consolidated Financial Statements.

58       OPPENHEIMER INTERNATIONAL BOND FUND

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September
Class R	30, 2016	30, 2015	30, 2014	30, 2013	28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$5.60	$5.99	$6.07	$6.52	$6.28

Income (loss) from investment operations:
Net investment income[2]	0.20	0.16	0.17	0.20	0.22
Net realized and unrealized gain (loss)	0.33	(0.39)	(0.08)	(0.40)	0.33

Total from investment operations	0.53	(0.23)	0.09	(0.20)	0.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.12)	(0.07)	(0.21)	(0.31)
Distributions from net realized gain	0.00	0.00	(0.00)[3]	(0.04)	0.00
Tax return of capital distribution	(0.11)	(0.04)	(0.10)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.20)	(0.16)	(0.17)	(0.25)	(0.31)

Net asset value, end of period	$5.93	$5.60	$5.99	$6.07	$6.52

Total Return, at Net Asset Value[4]	9.70%	(3.84)%	1.55%	(3.16)%	9.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$146,479	$166,932	$216,721	$252,758	$314,773

Average net assets (in thousands)	$149,525	$192,512	$234,841	$290,208	$314,673

Ratios to average net assets:[5]
Net investment income	3.54%	2.81%	2.84%	3.19%	3.50%
Expenses excluding specific expenses listed below	1.29%	1.27%	1.35%	1.53%	1.54%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.29%	1.27%	1.35%	1.53%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.27%	1.32%	1.43%	1.41%

Portfolio turnover rate	128%	111%	108%	105%	111%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2016	1.29%
Year Ended September 30, 2015	1.27%
Year Ended September 30, 2014	1.35%
Year Ended September 30, 2013	1.53%
Year Ended September 28, 2012	1.54%

See accompanying Notes to Consolidated Financial Statements.

59       OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September	September	September	September	September
Class Y	30, 2016	30, 2015	30, 2014	30, 2013	28, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$5.61	$6.01	$6.09	$6.53	$6.29

Income (loss) from investment operations:
Net investment income[2]	0.23	0.20	0.21	0.25	0.26
Net realized and unrealized gain (loss)	0.34	(0.41)	(0.08)	(0.40)	0.33

Total from investment operations	0.57	(0.21)	0.13	(0.15)	0.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.15)	(0.08)	(0.25)	(0.35)
Distributions from net realized gain	0.00	0.00	(0.00)[3]	(0.04)	0.00
Tax return of capital distribution	(0.13)	(0.04)	(0.13)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.23)	(0.19)	(0.21)	(0.29)	(0.35)

Net asset value, end of period	$5.95	$5.61	$6.01	$6.09	$6.53

Total Return, at Net Asset Value[4]	10.42%	(3.50)%	2.14%	(2.36)%	9.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,072,160	$2,781,868	$3,431,584	$3,946,008	$4,736,285

Average net assets (in thousands)	$2,399,267	$3,128,046	$3,532,821	$4,710,455	$4,446,720

Ratios to average net assets:[5]
Net investment income	4.03%	3.32%	3.43%	3.88%	4.16%
Expenses excluding specific expenses listed below	0.80%	0.77%	0.74%	0.74%	0.75%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.80%	0.77%	0.74%	0.74%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.77%	0.74%	0.74%	0.75%

Portfolio turnover rate	128%	111%	108%	105%	111%

1. September 28, 2012 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2016	0.80%
Year Ended September 30, 2015	0.77%
Year Ended September 30, 2014	0.74%
Year Ended September 30, 2013	0.74%
Year Ended September 28, 2012	0.75%

See accompanying Notes to Consolidated Financial Statements.

60       OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS September 30, 2016

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S.

61       OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

    The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 771,180 shares with net assets of $79,612,412 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$68,294,501
Net assets	$79,612,412
Net income (loss)	$3,787,697
Net realized gain (loss)	$4,196,568
Net change in unrealized appreciation/depreciation	$588,187

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

    Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to

62       OPPENHEIMER INTERNATIONAL BOND FUND

2. Significant Accounting Policies (Continued)

shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

    Subchapter M requires, among other things, that at least 90% of the Fund’s gross income

63       OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

    The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$302,837,778	$57,828,299

1. At period end, the Fund had $194,829,413 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
No expiration	$ 194,829,413

2. The Fund had $104,182,747 of post-October foreign currency losses which were deferred.

3. The Fund had $3,825,618 of straddle losses which were deferred.

4. During the reporting period, the Fund did not utilize any capital loss carryforward.

5. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement

64       OPPENHEIMER INTERNATIONAL BOND FUND

2. Significant Accounting Policies (Continued)

and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$138,416,620	$104,732,847	$33,683,773

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2016	Year Ended September 30, 2015
Distributions paid from:
Ordinary income	$106,079,788	$180,651,125
Return of capital	138,445,991	55,710,055

Total	$244,525,779	$236,361,180

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,918,089,953
Federal tax cost of other investments	(604,586)

Total federal tax cost	$5,917,485,367

Gross unrealized appreciation	$348,506,623
Gross unrealized depreciation	(406,334,922)

Net unrealized depreciation	$(57,828,299)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

65       OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

66       OPPENHEIMER INTERNATIONAL BOND FUND

3. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

    Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net

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3. Securities Valuation (Continued)

asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$88,992,351	$—	$88,992,351
Mortgage-Backed Obligations	—	159,301,313	—	159,301,313
Foreign Government Obligations	—	3,098,257,356	—	3,098,257,356
Corporate Bonds and Notes	—	1,911,763,974	171,475	1,911,935,449
Common Stock	—	—	—	—
Structured Securities	—	15,474,526	1,117,202	16,591,728
Short-Term Notes	—	168,954,610	—	168,954,610
Exchange-Traded Option Purchased	1,258,152	—	—	1,258,152
Over-the-Counter Options Purchased	—	57,045,420	—	57,045,420
Over-the-Counter Credit Default Swaptions Purchased	—	583,461	—	583,461
Over-the-Counter Interest Rate Swaptions Purchased	—	55,331,020	—	55,331,020
Investment Company	302,535,418	—	—	302,535,418

Total Investments, at Value	303,793,570	5,555,704,031	1,288,677	5,860,786,278
Other Financial Instruments:
Swaps, at value	—	19,343,544	—	19,343,544
Centrally cleared swaps, at value	—	5,271,076	—	5,271,076
Futures contracts	507,967	—	—	507,967
Forward currency exchange contracts	—	267,546,492	—	267,546,492

Total Assets	$304,301,537	$5,847,865,143	$1,288,677	$6,153,455,357

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(22,562,774)	$—	$(22,562,774)
Centrally cleared swaps, at value	—	(13,297,877)	—	(13,297,877)
Options written, at value	—	(56,314,076)	—	(56,314,076)
Forward currency exchange contracts	—	(200,310,458)	—	(200,310,458)
Swaptions written, at value	—	(41,830,769)	—	(41,830,769)

Total Liabilities	$—	$(334,315,954)	$—	$(334,315,954)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Asset-Backed Securities	$ 11,360,715	$ (11,360,715)
Non-Convertible Corporate Bonds and Notes	14,713,594	(14,713,594)

Total Assets	$ 26,074,309	$ (26,074,309)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the

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4. Investments and Risks (Continued)

Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$57,993,265
Sold securities	29,250,545

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$23,612,322
Market Value	$1,123,850
Market Value as % of Net Assets	0.02%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

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5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

    The Fund has entered into forward contracts with the obligation to sell specified foreign

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6. Use of Derivatives (Continued)

currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $5,089,720,555 and $7,431,693,719, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

    The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

    The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

    During the reporting period, the Fund had an ending monthly average market value of $171,437,228 and $254,839,562 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $16,356,395 and $17,320,566 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing

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6. Use of Derivatives (Continued)

a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $22,488,637 and $34,944,645 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2015	103,247,622,415	$36,982,648
Options written	13,182,702,392,000	499,169,578
Options closed or expired	(394,276,150,000)	(22,331,481)
Options exercised	(9,559,624,083,665)	(446,412,329)

Options outstanding as of September 30, 2016	3,332,049,780,750	$67,408,416

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling

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6. Use of Derivatives (Continued)

protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $660,343,991 and $277,129,792 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $22,622,860 and $125,277,888 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $1,586,568,739 and $2,243,432,657 on interest rate swaps which pay a fixed rate and

79       OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

    Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

    The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

    The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

    The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

    The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

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6. Use of Derivatives (Continued)

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $33,403,995 and $41,099,984 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Swaptions outstanding as of September 30, 2015	226,133,250,000	$59,201,573
Swaptions written	100,286,278,000	172,252,089
Swaptions closed or expired	(41,398,250,000)	(16,227,325)
Swaptions exercised	(261,579,000,000)	(173,593,331)

Swaptions outstanding as of September 30, 2016	23,442,278,000	$41,633,006

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

81       OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $133,363,167.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly

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6. Use of Derivatives (Continued)

use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Banco Santander SA	$120,300	$(120,300)	$–	$–	$–
Bank of America NA	169,692,825	(66,934,885)	(93,252,274)	–	9,505,666
Barclays Bank plc	8,496,126	(8,496,126)	–	–	–
BNP Paribas	2,903,269	(2,903,269)	–	–	–
Citibank NA	17,338,926	(17,338,926)	–	–	–
Deutsche Bank AG	5,705,870	(3,958,928)	(869,994)	(830,000)	46,948
Deutsche Bank Securities, Inc.	324,652	–	–	–	324,652
Goldman Sachs & Co.	1,017,305	(1,017,305)	–	–	–
Goldman Sachs Bank USA	46,371,159	(46,371,159)	–	–	–

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Goldman Sachs Group, Inc. (The)	$3,666,880	$(3,666,880)	$–	$–	$–
Goldman Sachs
International	2,183,749	(6,219)	–	–	2,177,530
HSBC Bank USA NA	9,471,690	(4,240,553)	(4,797,416)	–	433,721
JPMorgan Chase Bank NA	99,533,500	(71,279,418)	(26,066,255)	–	2,187,827
Morgan Stanley Capital Services, Inc.	12,411,373	(8,890,655)	–	(3,520,718)	–
Royal Bank of Scotland plc (The)	809,509	(809,509)	–	–	–
Santander	483,470	–	–	–	483,470
Toronto Dominion Bank	18,720,820	(18,720,820)	–	–	–
UBS AG	598,514	–	(598,514)	–	–

	$399,849,937	$(254,754,952)	$(125,584,453)	$(4,350,718)	$15,159,814

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Banco Santander SA	$(250,836)	$120,300	$–	$–	$(130,536)
Bank of America NA	(66,934,885)	66,934,885	–	–	–
Barclays Bank plc	(16,085,951)	8,496,126	7,318,092	–	(271,733)
BNP Paribas	(5,251,786)	2,903,269	345,517	2,003,000	–
Citibank NA	(18,317,287)	17,338,926	–	–	(978,361)
Deutsche Bank AG	(3,958,928)	3,958,928	–	–	–
Goldman Sachs & Co.	(2,347,622)	1,017,305	–	–	(1,330,317)
Goldman Sachs Bank USA	(56,547,268)	46,371,159	10,176,109	–	–
Goldman Sachs Group, Inc. (The)	(22,617,289)	3,666,880	–	–	(18,950,409)

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6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Goldman Sachs International	$(6,219)	$6,219	$–	$–	$–
HSBC Bank USA NA	(4,240,553)	4,240,553	–	–	–
JPMorgan Chase Bank NA	(71,279,418)	71,279,418	–	–	–
Morgan Stanley	(6,044)	–	–	–	(6,044)
Morgan Stanley & Co., Inc.	(192,718)	–	–	–	(192,718)
Morgan Stanley Capital Services, Inc.	(8,890,655)	8,890,655	–	–	–
Royal Bank of Scotland plc (The)	(3,676,001)	809,509	2,698,928	–	(167,564)
Standard Chartered Bank	(1,410,000)	–	1,410,000	–	–
Toronto Dominion Bank	(39,004,617)	18,720,820	14,893,797	5,390,000	–

	$(321,018,077)	$254,754,952	$36,842,443	$7,393,000	$(22,027,682)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$11,992,770	Swaps, at value	$16,754,793
Interest rate contracts	Swaps, at value	7,350,774	Swaps, at value	5,807,981
Interest rate contracts	Centrally cleared swaps, at value	5,271,076	Centrally cleared swaps, at value	13,297,877
Interest rate contracts	Variation margin receivable	67,332*	Variation margin payable	7,811*
Forward currency	Unrealized appreciation on foreign currency exchange		Unrealized depreciation on foreign currency exchange
exchange contracts	contracts	267,546,492	contracts	200,310,458
Forward currency exchange contracts			Options written, at value	48,459,022
Interest rate contracts			Options written, at value	7,855,054
Credit contracts			Swaptions written, at value	1,544,728
Interest rate contracts			Swaptions written, at value	40,286,041
Credit contracts	Investments, at value	583,461**
Forward currency exchange contracts	Investments, at value	57,045,420**
Interest rate contracts	Investments, at value	56,589,172**

Total		$406,446,497		$334,323,765

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts
Credit contracts	$6,239,328	$202,612	$—	$—
Equity contracts	(2,592,597)	—	—	—
Forward currency exchange contracts	(8,465,523)	—	22,331,481	—
Interest rate contracts	(24,990,742)	16,024,713	—	(5,743,669)

Total	$(29,809,534)	$16,227,325	$22,331,481	$(5,743,669)

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6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$(13,995,760)	$(7,553,820)
Equity contracts	—	—	(2,592,597)
Forward currency exchange contracts	149,756,515	7,423,408	171,045,881
Interest rate contracts	—	(22,735,220)	(37,444,918)

Total	$149,756,515	$(29,307,572)	$123,454,546

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Swaption contracts written	Option contracts written	Futures contracts

Credit contracts	$(78,484)	$1,244,431	$—	$—
Forward currency exchange contracts	33,087,071	–	17,755,375	—
Interest rate contracts	11,272,202	(8,137,903)	1,575,581	(2,321,320)

Total	$44,280,789	$(6,893,472)	$19,330,956	$(2,321,320)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$—	$(19,208,893)	$(18,042,946)
Forward currency exchange contracts	(110,601,160)	9,975,910	(49,782,804)
Interest rate contracts	—	29,246,571	31,635,131

Total	$(110,601,160)	$20,013,588	$(36,190,619)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	39,335,254	$223,275,613	53,415,513	$314,734,344
Dividends and/or distributions reinvested	10,334,209	59,053,670	11,803,830	69,326,875
Redeemed	(136,717,148)	(775,412,691)	(223,848,329)	(1,318,209,023)

Net decrease	(87,047,685)	$(493,083,408)	(158,628,986)	$(934,147,804)

Class B
Sold	75,815	$427,157	94,453	$554,735
Dividends and/or distributions reinvested	122,595	695,594	195,208	1,141,544
Redeemed	(4,243,653)	(23,899,162)	(5,394,764)	(31,611,093)

Net decrease	(4,045,243)	$(22,776,411)	(5,105,103)	$(29,914,814)

Class C
Sold	3,781,734	$21,360,105	4,855,225	$28,518,382
Dividends and/or distributions reinvested	2,266,648	12,915,461	2,232,586	13,040,803
Redeemed	(27,466,654)	(155,115,680)	(45,794,353)	(268,695,330)

Net decrease	(21,418,272)	$(120,840,114)	(38,706,542)	$(227,136,145)

Class I
Sold	181,293,238	$1,016,126,192	228,451,439	$1,327,914,075
Dividends and/or distributions reinvested	10,269,195	58,831,696	5,391,371	31,517,895
Redeemed	(122,639,841)	(689,311,043)	(157,987,326)	(922,164,197)

Net increase	68,922,592	$385,646,845	75,855,484	$437,267,773

Class R
Sold	3,477,750	$19,775,544	4,629,093	$27,170,680
Dividends and/or distributions reinvested	875,562	4,992,970	871,211	5,092,255
Redeemed	(9,457,727)	(53,466,446)	(11,870,568)	(69,613,449)

Net decrease	(5,104,415)	$(28,697,932)	(6,370,264)	$(37,350,514)

Class Y
Sold	82,398,471	$468,832,533	132,928,229	$783,645,962
Dividends and/or distributions reinvested	15,477,845	88,373,953	15,801,534	92,569,156
Redeemed	(244,755,467)	(1,392,790,993)	(224,627,209)	(1,320,486,692)

Net decrease	(146,879,151)	$(835,584,507)	(75,897,446)	$(444,271,574)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$7,183,044,713	$7,369,874,102

88       OPPENHEIMER INTERNATIONAL BOND FUND

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.53% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the

89       OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

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9. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
September 30, 2016	$105,563	$9,104	$55,559	$9,679	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $767,673.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $204,018 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Continued

11. Pending Litigation (Continued)

the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Bond Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Oppenheimer International Bond Fund and subsidiary, including the consolidated statement of investments, as of September 30, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Bond Fund and subsidiary as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 23, 2016

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $138,633,854 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Hemant Baijal and Christopher Kelly, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail world bond funds. The Board considered that the Fund outperformed its category median for the one- and ten-year periods and that the Fund underperformed its category median for the three- and five-year periods. The Board also took into account recent changes to the Fund, including that Christopher Kelly was appointed as a new portfolio manager for the Fund in March 2015. The Board considered the Fund’s improved performance since 2015 in light of the recent portfolio manager changes.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Managers and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail world bond funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than their respective peer group medians and category medians.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently

96       OPPENHEIMER INTERNATIONAL BOND FUND

has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees’, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800. CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1995) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006- 2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006, and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

101       OPPENHEIMER INTERNATIONAL BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 100 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baijal,Kelly, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Hemant Baijal, Vice President (since 2013) Year of Birth: 1962	Vice President and Senior Portfolio Manager of the Sub-Adviser (since July 2011). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010). Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006). A portfolio manager and officer in the OppenheimerFunds complex.

Christopher Kelly, Vice President (since 2015) Year of Birth: 1967	Vice President and Portfolio Manager of the Sub-Adviser since March 2015 and Co-Head of the Global Debt Team since March 2015. Prior to joining the Sub-Adviser, Mr. Kelly was at BlackRock Inc., where he was Deputy Head of Emerging Markets Fixed Income from June 2012 to January 2015. Mr. Kelly was also a portfolio manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner, from February 2008 to April 2012. A portfolio manager and officer in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 100 portfolios in the OppenheimerFunds complex.

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Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 100 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 100 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 100 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800. CALL OPP (225.5677).

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OPPENHEIMER INTERNATIONAL BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

©2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

105       OPPENHEIMER INTERNATIONAL BOND FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800. CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us

oppenheimerfunds.com

Call Us

800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0880.001.0916 November 22, 2016

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $80,800 in fiscal 2016 and $77,000 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,710 in fiscal 2016 and $1,500 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $598,285 in fiscal 2016 and $185,479 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Internal control reviews, GIPS attestation procedures, system conversion testing, custody audits, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,325 in fiscal 2016 and $4,375 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $45,432 in fiscal 2016 and $628,126 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $656,752 in fiscal 2016 and $819,480 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz

Principal Executive Officer

Date:	11/21/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz

Principal Executive Officer

Date:	11/21/2016

By:	/s/ Brian S. Petersen

Brian S. Petersen

Principal Financial Officer

Date:	11/21/2016